UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

4275 Executive Square, Suite 500

La Jolla, California 92037

(Address of principal executive offices) (Zip code)

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Name and address of agent for service)

(858) 755-0239

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a) The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

1

ANNUAL REPORT

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

EMERGING MARKETS VALUE FUND

INTERNATIONAL SMALL CAP EQUITY FUND

SMALL CAP VALUE FUND

CORE PLUS FIXED INCOME FUND

BRANDES INVESTMENT TRUST

For the year ended September 30, 2023

Dear Shareholders,

At Brandes, we are gearing up to celebrate our 50th anniversary in 2024. Since our founding, we’ve seen a lot of market cycles. We’ve experienced robust periods that required us to close all our strategies to new deposits to preserve capacity for our existing clients. We then saw a decade plus of growth investing dominance, during which many in our industry were convinced that value investing was dead, and the core principles of value would never work again. However, with almost five decades under our belt, we believe that the culture we’ve built, the infrastructure we’ve carefully assembled, and the people we’ve selected to work with us have allowed us to deliver on our promise to our clients—to endeavor to provide consistent and reliable exposure to value in their portfolios.

Investing is a people business, and we believe Ted Kim, our automotive analyst, embodies the attributes of independence of thought, a diversity of background and experiences, and a calm temperament that we think are essential qualities needed to stay dedicated to value investing through good and bad times.

Ted is a soft-spoken, thoughtful value investor who came to the United States from South Korea when he was 12 years old. He is a self-professed student of the automotive industry and reads constantly about the companies in the industry and its changing customer preferences. Over his many years in the business, he has seen massive changes. He recently noted: “The advent of electric vehicles (EVs), the emergence of Tesla, and the fall from dominance of the traditional Big 3 automakers in the United States are multi-year seismic shifts that I believe have a profound impact on how a long-term investor should evaluate companies in the industry.”

In a typical year, Ted consumes hundreds of sell-side research reports and articles written by industry experts and consultants, listens to industry-related podcasts, and interacts with C-suite executives of automotive companies on various continents. He also attends several major industry conferences each year. All of this helps him to stay on top of potential opportunities and threats within the industry. Ted explains that: “Reading reports and listening to podcasts helps me stay informed about the industry and its trends, while attending conferences and interacting with C-suite executives provides me with insights into operations, strategic initiatives, and competitive positioning of the companies in the industry.”

Like many of our investment professionals, Ted wears a few hats when it comes to managing portfolios for our clients.

Ted is a Team Leader, an Analyst, and an Investment Committee member.

Team Leader Role

Every month, our Managing Director of Investments, Ken Little, and our sector team leaders meet to discuss industry insights, news flow, and relevant factors impacting each area of coverage. This meeting serves as a vital feedback loop, formalizing communication from the investment committees to our research analysts. During these discussions, team leaders review workload and adjust analyst resources as needed. This helps ensure that every sector receives the attention it deserves, and our analysts can then focus on identifying the best investment candidates from around the world for our investment committees to consider.

Our investment process begins with the rigorous screening of potentially undervalued companies using a variety of metrics customized for each sector and industry. These metrics may include commonly used data points such as price/earnings, price/cash flows, price/book, and enterprise-value-to-free-cash-flow ratios but often include more industry-specific metrics. For example, our financials analysts may focus on adjusted book value and net interest margins when examining a bank, while our health care analysts often consider enterprise value plus capitalized research and development when evaluating a pharmaceutical company. Our analysts generate ideas from a variety of sources, including meetings with management teams, presentations at investment conferences, monitoring industry news, examining external research reports, and suggestions from team leaders and investment committee members.

This ensures that our potential investment opportunities are thoroughly vetted before undergoing rigorous analysis.

Our analysts then conduct extensive research on these potential investments to develop an estimate of each company’s intrinsic value. They examine financial statements and other publicly available information to gain a deep understanding of a company and often interview management teams to gather quantitative and qualitative information that help them develop a long-term outlook for the company. Although Ted is our resident specialist on automotive companies, he relishes sharing his detailed work with his colleagues on an investment committee. According to Ted, “Having my work peer reviewed by colleagues who I know to be seasoned value investors is really a rigorous devil’s advocate process. They challenge my work, they poke at my assumptions, and ultimately, they make me a better analyst. Because of this investigation and debate that takes place for every stock, I know that my assumptions need to be supported with data, and the investment case presented clearly with all the major positives and potential risks taken into consideration. I think our clients are well served by this important step in our process. I am a firm believer that two heads are better than one and, in our case, three to five heads are even better still. In addition, as pragmatic investors, we understand that there is not a “one-size-fits-all” formulaic approach to valuing businesses. Across sectors, we routinely apply multiple valuation approaches to triangulate and validate our fair value estimate of a candidate for investment. Our structure is designed to embrace this approach.”

At Brandes, our analysts are tasked with doing thorough, objective research to help the investment committees estimate the fair value for a business. Our analysts don’t have to obsess about getting their “picks” into the portfolio, as they are evaluated principally on the quality of their work. According to Ted: “This helps remove personal biases that could come into play when an analyst is motivated to get a certain number of “picks” into the portfolio.” Therefore, this approach allows analysts to keep a sharp focus on producing the best possible analysis and providing the most accurate assessment of a company’s fair value. This structure also means that analysts can be equally effective by helping the investment committees avoid companies and areas where opportunities are not attractive.

Valuation and Investment Committees

We believe thorough research and analysis is key to making informed investment decisions. Our investment committees, which formally meet once each week, are made up of experienced professionals who bring a diverse range of perspectives and experience to the table. They work together to carefully review and investigate the research and valuation estimates produced by our analysts. During the Valuation stage, the investment committee members engage in a deep-dive discussion and investigation to arrive at a final intrinsic value estimate for each potential investment. This process is designed to deepen their understanding of the businesses and increase their conviction in their fair value estimates. It is also a forward-looking process, considering the company’s fundamentals and drivers of value rather than solely relying on statistical models that are backward-looking.

Investment Committees

Global Large-Cap Investment Committee

International Large-Cap Investment Committee

Emerging Markets Investment Committee

All-Cap Investment Committee

Fixed Income Investment Committee

Small-Cap Investment Committee

Small-Mid Cap Investment Committee

In the Portfolio Construction stage, the investment committees examine existing and potential investments from an overall portfolio perspective, with a primary focus on margin of safety (the margin of safety for any security is the discount of market price to our estimate of intrinsic value). Target weightings for individual securities are also driven by margin of safety, with the larger allocations typically given to investments that offer greater margins. Other factors, such as material ESG (environmental, social and governance) issues and diversification guidelines, may also influence the allocation decisions.

With his investment committee hat on, Ted has to look beyond his automotive specialist role and play a portfolio manager role. When asked about the investment committee role, Ted was keen to stress that “Collectively and individually, we have been in this business for multiple decades. We’ve seen many different market cycles and we’ve learned a few things along the way. I really appreciate the investment committee structure and prefer it over a single manager approach. This is a humbling business, and your investment style can be out of favor for long periods of time. Keep in mind that the recent growth cycle lasted for almost 15 years (January 2007 to November 2020). In tough periods like that, it’s difficult for any individual to remain committed to an investment process. There are natural human tendencies that encourage you to just do something different, make a change, or succumb to ’it’s different this time’ mentality. I personally find a lot of comfort in being able to talk through these issues and concerns with a group of colleagues who I respect and whom I know to be solid value investors. The team dynamic and the psychological support that the group provides allows us to maintain an unwavering and sharp focus on delivering consistent exposure to value. I like that I can confidently say to our clients that while value may cycle in and out of favor, you can be sure that your Brandes portfolio is firmly focused on value.”

Global Large-Cap Investment Committee | Area of Specialization | Year with Firm

Brent Fredberg  |  Technology l 23

Ted Kim, CFA  |  Automotive l 22

Ken Little, CFA  l  Basic Materials l 26

Brian Matthews, CFA  l  Communication Services l 21

We believe that our clients benefit from a team approach to building portfolios. In addition to the potential benefits that Ted mentions, we think that having analysts serve on investment committees leads to better overall outcomes. Each committee member brings his or her own knowledge and experiences to the decision-making process. For example, Ted’s area of specialization brings important insights into valuing cyclical businesses whereas other committee members bring different areas of specialization. When asked about this, Ted mentioned: “My fellow investment committee member, Brent Fredberg, is highly knowledgeable on technology companies and is immersed in the issues affecting that broad industry. Over the past few decades, the product of the automotive industry has shifted from being solely a mechanical product to one that now sits alongside a very advanced computer. As a result, the automotive industry has become much more technology focused and intertwined with factors and issues Brent has been integrating into his fundamental work for years. Having the ability to hear his perspectives helps me to identify important issues when valuing a car company and I am convinced that our clients benefit from this diversity of experiences and insights.”

The Automotive Industry and the Emergence of Tesla

Since we’ve introduced you to Ted, we should give you some of our perspectives on the automotive industry and make a few comments about Tesla as the leading electric vehicle company in the industry. Tesla is not currently in any of our portfolios and given its current valuation characteristics, it’s unlikely to be anytime soon. Nonetheless, Ted still follows Tesla closely and seeks to understand the issues relating to the company’s valuation. Ted commented that: “Given its dominance in the global EV market and its sometimes-unorthodox approach to issues such as pricing and future product launches, it’s important that I try to understand the business since what Tesla does will likely have a big impact on other companies in the sector.”

The bull and bear case for Tesla is well documented across the financial media. However, we thought it might be helpful to understand how having a view on Tesla can assist us in investing elsewhere in the sector. For instance, in recent months, Tesla has bucked the trend in the industry: While most players are trying to hold firm on prices, Tesla has started to discount its prices in order to grow its market share. The firm may or may not be successful with this strategy, but regardless of that outcome, this has implications for all the other car companies—both EV-focused and traditional. Therefore, when we are valuing other automakers, we need to pay greater attention to their pricing strategy and consider a range of potential scenarios. What if the company slips into a pricing war? What if they have to offer discounts or low/zero interest-rate financing deals? Zero-percent financing is one thing when you can borrow at close to zero interest rates, but it is an entirely different thing in a rising interest-rate environment when borrowing costs are much higher.

On Tesla, Ted makes the following observations: “At current valuations, Tesla would need to increase the number of cars it sells each year from around 1.5 million to the 10-15 million range and remain as one of the most profitable automobile companies to justify its current price, in my opinion. This implies that Tesla will become possibly the largest car company in the world (based on the number of automobiles sold) in less than 10 years.”

Note that Ted is not making any judgement on the quality of Tesla’s cars or the brilliance of Tesla’s management team. Rather, he’s applying simple yet powerful logic to the investment equation. At its current stock price, Tesla needs to be selling approximately 7-10 times more cars in less than a decade in order to justify today’s valuation, from his perspective. The bulls have argued that it is not all about volume and that Tesla will find other revenue opportunities such as FSD (Full Self-Driving) features that are highly profitable. That may happen, but given the large purchase price of a car, such extra costs have not been widely accepted by consumers in the automotive industry. It remains to be seen whether such approaches will become more mainstream and, if so, whether such opportunities will be available for other automakers as well. When deploying client capital to an investment, we want to have confidence that it can generate an adequate return on that investment. One simply has greater confidence when you can buy a company at a discount to its estimated fair value than one where everything must continue to go right and, in the case of Tesla, continue to dominate its sector for the next decade and longer.

Continuing his comments on Tesla, Ted observed: “While it’s possible that sales increase tenfold or other revenue opportunities materialize, I don’t think it’s likely to happen as quickly as the market anticipates. Therefore, despite being a dominant player in the EV space and offering an excellent product, the business and the financial metrics are such that the current valuation is not, in my opinion, justified. As dyed-in-the-wool value investors, the price one pays for a company is key to us. Over time, we typically get the opportunity to purchase great businesses for less than what we believe is their fair value and we will also invest in decent businesses if we can purchase them at a significant discount to estimated value. What we will never do is knowingly buy a business for more than we think it’s worth as we believe this would place too much downside risk on our client’s capital.”

This discipline—striving to never overpay for a business—is important to value investors. If the market loves Tesla and bids up the price, other businesses in the sector may get overlooked and trade at a discount to their fair value estimates. Ted describes this discipline as follows: “It’s intuitive to me that it’s less risky to buy a company that trades at a discount to its fair value than to buy a business that is trading above its fair value. As value investors, we love investing when we can see a discount to fair value—we call it the “margin of safety” or MOS. The bigger the MOS, all else equal, the more attractive the potential investment. No matter which way I value Tesla today, it is difficult to make the case that there is currently a margin of safety. Of course, other investors employing a different investment philosophy may disagree, but in our view, Tesla is not appropriate for a value investor’s portfolio at this time. However, in the fullness of time, we’d be happy to buy Tesla if it offers an attractive margin of safety.”

In contrast to Tesla, select legacy automakers’ stocks trade at single-digit multiples of earnings, which imply that they could face declining profits and or limited growth. While, in our opinion, the current level of profitability caused by high car prices and low inventory is not sustainable and that the transition to a market dominated by electric vehicles will be costly and difficult to navigate, we also believe that the market’s view is too negative for some companies. A growing number of legacy automakers have shown that they can design and sell competitive electric vehicles and their strong balance sheets should allow them to make the necessary investments to remain competitive. Based on current stock prices, just maintaining the current level of sales volume and historical average margins could cause their valuations to increase substantially because the assumptions imbedded in the current stock prices are quite low. In analyzing and investing in the legacy automakers, we are careful in terms of selecting companies that we believe have adequate resources to compete effectively in key markets as well as realistic strategies to remain profitable companies in the future.

At Brandes, we firmly believe that investing is a people business. We have built an environment and culture that fosters the development of investment professionals like Ted Kim, who embody the temperament we believe is needed to consistently build value portfolios over the long term. Our investment process is driven by the experience and research of our analysts, who support our investment committees in building portfolios of what we consider attractively valued businesses. This process helps ensure that our investment decisions are based on rigorous research and debate, and that our portfolios are consistently constructed with a focus on value that is deeply rooted in the concept of margin of safety.

As we prepare to celebrate our 50th anniversary, we are proud to have weathered many market cycles while continuing to evolve in response to changing market conditions. We believe that our people, process, and commitment to value investing are what set us apart. When you hire a value manager, you want to be confident that when value does well your value manager does even better.

Thank you,

Brandes Investment Partners

Adjusted Book Value: The measure of a company’s valuation after liabilities—including off-balance sheet liabilities—and assets adjusted to reflect true fair market value.

Enterprise Value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Enterprise Value/Free Cash Flow: Compares the enterprise value of a company to its free cash flow.

Free Cash Flow (FCF): Operating cash flow less capital expenditures.

Net Interest Margin: Interest income generated by a financial institution minus the amount of interest paid to its lenders, divided by average earning assets.

Price/Book: Price per share divided by book value per share.

Price/Cash Flow: Price per share divided by cash flow per share.

Price/Earnings: Price per share divided by earnings per share.

Brandes International Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes International Equity Fund (Class I Shares) advanced 43.66% in the year ended September 30, 2023. During the same period, the MSCI EAFE Index advanced 25.65%.

We believe the market leadership of value stocks has benefited the Fund, but the primary driver of outperformance was our stock selection across multiple sectors, especially materials, industrials, health care and consumer staples.

From an industry perspective, Fund holdings in banking (e.g., Mitsubishi UFJ Financial Group, Intesa Sanpaolo, Erste Group Bank), construction materials (e.g., Heidelberg Materials, Cemex, Buzzi) and aerospace and defense (e.g., Rolls-Royce Holdings, Embraer) were the leading contributors to returns.

Rolls-Royce’s share price has experienced an upward trajectory following the release of improved operating results and a positive revision of its annual guidance. We believe the company has shown resilience in its recovery from the air travel downturn caused by COVID-19, executing its turnaround well so far. Rolls-Royce has not only benefitted from a rebound in long-haul air travel, but also has managed to streamline its cost structure. This has helped the company generate free cash flow, increase margins, and pay down its debt to improve its balance sheet. We believe Rolls-Royce’s remarkable progress has reduced its downside risk probabilities and bolstered its potential for an upside recovery, leading us to increase our estimate of its intrinsic value. At its current price, we believe Rolls-Royce still trades at an attractive discount to its estimated true worth and its potential cash-flow generation.

Other holdings such as Mexican real estate investment trust Fibra Uno Administracion, Germany-based software firm SAP, and Swiss financial services firm UBS Group also helped drive performance.

In the second quarter of 2023, UBS completed its acquisition of Credit Suisse and reported its first consolidated financial results as an integrated firm. UBS’ share price appreciated after it announced positive earnings, which included net client inflows and a solid capital position post-acquisition. Despite an initial share-price decline following the acquisition—likely due to market concerns about potential value erosion—it was our view that the deal and the price paid would ultimately prove accretive for UBS in the long run. Over the third quarter of 2023, the shares rallied as the market started to align with our position and the company reported no unexpected issues from integrating Credit Suisse’s balance sheet. As a sign of its confidence, UBS voluntarily terminated its loss-sharing agreement with the Swiss confederation. We remain optimistic about UBS’ value proposition given its fee-generating business mix and its valuation, as well as the more favorable regulatory environment in Switzerland compared to some other global markets.

Past performance is not a guarantee of future results.

Brandes International Equity Fund

In a solid performance period, only a few holdings declined. These included Swiss financial services firm Credit Suisse, which we divested in the first quarter of 2023, French luxury goods company Kering, and Ireland-based insurer Willis Towers Watson.

Select Portfolio Activity

The investment committee initiated positions in several companies, including Netherlands-based beverage company Heineken Holding, Japanese pharmaceutical firm Astellas Pharma, Ireland-based Willis Towers Watson, France-based Kering, and Japan-based industrial company Makita. The investment committee divested South Korea-based steel company POSCO and British consumer health care firm Haleon, both of which reached our estimates of intrinsic value.

Heineken Holding controls the majority share of global brewing giant Heineken, the world’s second-largest brewer by volume. Founded in 1864, Heineken Holding enjoys a diverse global revenue base, operating in over 190 countries and maintaining a prominent position as either the #1 or #2 player in many of those markets. The company generates a substantial portion of its sales, volume, and profit from emerging markets, particularly Mexico, Brazil, and Vietnam. Focusing primarily in the premium and mainstream beer segments, Heineken has also been a pioneer in the growing and higher-margin non-alcoholic segment. The premium beer segment, which constitutes about half of sales, has seen considerable growth in the last 20 years, driven by consumers in developed markets shifting to premium brands.

The global beer industry has undergone consolidation in recent decades, with large brewers benefiting from economies of scale in production, distribution, purchasing, and advertising. Currently, the four largest brewers account for approximately half of worldwide beer production.

Despite its dominant position as the world’s second-largest brewing company, Heineken’s margins have consistently lagged those of its largest competitor, InBev (another holding in the Fund’s portfolio). To address this, the company launched a comprehensive strategy in 2021, targeting balanced top-line revenue growth and margin improvement. However, this year Heineken Holding saw its share price pressured by the uncertain short-term outlook in some emerging markets, driving its valuation multiples lower than historical averages and relative to its consumer staples peers. Amid its challenges, we believe the firm remains well positioned for the long term given its competitive position and the industry consolidation that provides it with pricing power in its end markets. We also appreciate the company’s historically appealing cash-flow generation and returns on capital. Long-term growth prospects include increasing per capita consumption in emerging markets, driven by the growing middle class, improved affordability, and a shift from local spirits, as well as the continued premiumization trend in developed markets. Furthermore, we believe cost

Brandes International Equity Fund

savings from productivity and supply chain improvements, coupled with easing input cost pressures, should help Heineken Holding bring its margins closer to peer average.

Willis Towers Watson (WTW) is one of the world’s largest advisory, brokerage, and solutions companies. The firm provides a range of services, including insurance brokerage, actuarial support, consulting, pension plan design, risk brokering, and benefits outsourcing.

WTW’s share price has declined over the past two years following the collapse of its planned merger with Aon due to antitrust concerns. It has since been focused on revitalizing its standalone business, with a new management team and a reconstituted board of directors. Overall, we view WTW as an appealing business with a history of reliable cash flow and a solid balance sheet that trades at a favorable valuation as it works on improving its margins to align with those of its insurance brokerage peers.

Kering’s top brands include Gucci, Saint Laurent, Balenciaga, and Bottega Veneta. Gucci accounts for the majority of Kering’s profit and roughly half of its sales. Optimism about China’s reopening boosted Kering’s shares earlier in the year. However, as demand rebound from Chinese consumers turned out weaker than expected and the market also became more concerned about U.S. consumer spending, the company saw its share price decline. Short-term uncertainty around Gucci’s new creative director, who joined the company this year, also contributed to investor worries. Nevertheless, we believe Kering—along with the luxury goods industry in general—offers compelling longer-term growth potential, and we appreciate that the company operates in a market with high barriers to entry and boasts a history of attractive returns on capital. Trading at just 16x forward earnings, Kering’s shares reflect a meaningful discount to their historical averages and represent a good entry point, in our opinion, for an investment in a solid company.

POSCO saw its share price appreciate on robust free-cash-flow generation and improved balance sheet. Additionally, market optimism around growing demand for electric vehicles has provided a boost for one of its subsidiaries, Posco Future, which has significant assets in anode and cathode battery materials used in electric vehicles. The surge in the share price of the publicly traded Posco Future has resulted in the subsidiary accounting for over half of POSCO’s market cap, despite contributing less than 5% of operating profits. Amid the market optimism and lofty valuation of Posco Future, POSCO reached our estimate of its intrinsic value and we decided to divest the position during the period.

Looking Forward

As of September 30, 2023, the Brandes International Equity Fund continued to have overweight positions in France and emerging markets, and underweight positions in Australia and Japan. From a sector perspective, it held key overweights to communication services, health care, and consumer staples, while maintaining meaningful underweights to technology, materials and industrials. Additionally,

Brandes International Equity Fund

although we have significant allocations to financials and consumer discretionary, our weightings to the sectors were lower than those of the MSCI EAFE Index. For financials, our underweight was even more pronounced when compared to the MSCI EAFE Value Index.

Over the past year, international stocks have faced various concerns, including heightened inflation and worries about a potential recession. However, the asset class, represented by MSCI EAFE, rebounded after experiencing a decline in early 2022. This resurgence underscores our belief that often, when the market sentiment is most negative, it can present excellent investment opportunities. Moreover, during this period, value stocks, as represented by MSCI EAFE Value, have outperformed the broader market. Going forward, we believe the investing environment bodes well for fundamental-based investors like Brandes.

While high-level valuations may not be as compelling as they were a year ago, we maintain the view that international equities offer fertile ground for solid businesses trading at a discount to their estimated intrinsic values. Within this asset class, value stocks (MSCI EAFE Value) continue to trade at levels that rank in the highest decile of discounts compared to the broader market (MSCI EAFE) when assessed using various valuation metrics, including forward price/earnings, price/cash flows, and enterprise value/sales. We are optimistic about the potential of value stocks in general and believe the Brandes International Equity Fund remains well positioned from a long-term risk/reward perspective.

Sincerely yours,

The Brandes International Large-Cap Investment Committee

Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Dividend Yield: Dividends per share divided by price per share.

Enterprise Value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Enterprise Value/Sales: Compares the enterprise value of a company to its annual sales.

Forward Price/Earnings: Price per share divided by earnings per share expected over the next 12 months or next fiscal year.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Price/Cash Flow: Price per share divided by cash flow per share.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Brandes International Equity Fund

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.

The MSCI EAFE Value Index with gross dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from September 30, 2013 to September 30, 2023 with the value of such an investment in the MSCI EAFE (Europe, Australasia and Far East) Index for the same period.

Value of $100,000 Investment vs MSCI

EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A(2)	43.29%	13.89%	3.75%	4.03%	7.00%
Class A (2) (with maximum sales charge)	35.06%	11.68%	2.52%	3.42%	6.76%
Class C(3)	42.25%	13.14%	3.03%	3.44%	N/A
Class C (3) (with maximum sales charge)	41.25%	13.14%	3.03%	3.44%	N/A
Class I	43.66%	14.19%	4.02%	4.26%	7.24%
Class R6(4)	43.76%	14.29%	4.12%	4.38%	7.31%
MSCI EAFE (Europe, Australasia and Far East) Index	25.65%	5.75%	3.24%	3.82%	4.57%

(1)	The inception date is January 2, 1997.

(2)	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year period assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period.

Brandes International Equity Fund

The Class C shares’ average annual total return for the since inception period cannot be calculated as the Class A shares did not yet exist 8 years after the Fund’s inception date.

(4)	Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes Global Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes Global Equity Fund (Class I Shares) increased 30.60% in the twelve months ended September 30, 2023. During the same period, the MSCI World Index increased 21.95%.

From an industry perspective, performance was driven by Fund holdings in the oil, gas & consumable fuels, aerospace & defense, and media.

The share price of U.K.-based aerospace and defense firm Rolls-Royce Holdings continued its upward trajectory following the release of improved operating results and a positive revision of its annual guidance. We believe the company has shown resilience in its recovery from the air travel downturn caused by COVID-19, executing its turnaround well so far. Rolls-Royce has not only benefitted from a rebound in long-haul air travel, but also has managed to streamline its cost structure. This has helped the company generate free cash flow, increase margins, and pay down its debt to improve its balance sheet. We believe Rolls-Royce’s significant progress has reduced its downside risk probabilities and bolstered its potential for a continued recovery, leading us to increase our estimate of its intrinsic value. At its current price, we believe Rolls-Royce still trades at an attractive discount to its estimated true worth and its potential cash-flow generation.

With the recent rise in oil prices, our exposure to the energy sector also aided performance. Leading contributors included oil services firm Halliburton, as well as integrated oil companies TotalEnergies, BP and Shell.

Another standout contributor to returns was Switzerland-based wealth management firm UBS Group. In the second quarter of 2023, UBS completed its acquisition of Credit Suisse and reported its first consolidated financial results as a combined firm. UBS’ share price appreciated after it announced positive earnings, which included net client inflows and a solid capital position post-acquisition. Despite an initial share-price decline following the acquisition—likely due to market concerns about potential value erosion—it was our view that the deal and the price paid would ultimately prove accretive for UBS in the long run. Over the third quarter of 2023, the shares rallied as the market started to align with our position and the company reported no unexpected issues from integrating Credit Suisse’s balance sheet. As a sign of its confidence, UBS voluntarily terminated its loss-sharing agreement with the Swiss confederation. We remain optimistic about UBS’ value proposition given its fee-generating business mix and its valuation, as well as the more favorable regulatory environment in Switzerland compared to some other global markets.

Performance detractors included Malaysian resort operator Genting Berhad, Netherlands-based beverage company Heineken, and U.S. bank Truist Financial Corporation. Additionally, some U.S. health care holdings hurt performance, namely Fortrea, CVS Health Corporation, and Pfizer.

Past performance is not a guarantee of future results.

Brandes Global Equity Fund

Select Portfolio Activity

During the year, the global large-cap investment committee initiated positions in beverage companies Heineken (Netherlands) and Ambev (Brazil), banks Kasikornbank (Thailand) and DBS Group (Singapore), as well as semiconductor company Taiwan Semiconductor Manufacturing Company (TSMC) and IT services firm Cognizant.

Heineken, the world’s second-largest brewer by volume, enjoys a diverse global revenue base, operating in over 190 countries and maintaining a prominent position as either the #1 or #2 player in many of those markets. The company generates a substantial portion of its sales, volume, and profit from emerging markets, particularly Mexico, Brazil, and Vietnam. Focusing primarily on the premium and mainstream beer segments, Heineken has also been a pioneer in the growing and higher-margin non-alcoholic beer segment. The premium beer segment, which constitutes about half of sales, has seen considerable growth in the past 20 years, driven by consumers in developed markets shifting to premium brands.

The global beer industry has undergone consolidation in recent decades, with large brewers benefiting from economies of scale in production, distribution, purchasing and advertising. Currently, the four largest brewers account for approximately half of worldwide beer production. Despite its dominant position as the world’s second-largest brewing company, Heineken’s margins have consistently lagged those of its largest competitor, Anheuser-Busch InBev. To address this, the company launched a comprehensive strategic plan in 2021, targeting balanced top-line revenue growth and margin improvement. However, this year Heineken saw its share price pressured by the uncertain short-term outlook in some emerging markets, driving its valuation multiples lower than historical averages and relative to its consumer staples peers. Amid its challenges, we believe the firm remains well positioned for the long term given its competitive position and the industry consolidation that provides it with pricing power in its end markets. We also appreciate the company’s historically appealing returns on capital and cash-flow generation. Long-term growth prospects include increasing per capita consumption in emerging markets, driven by the growing middle class, improved affordability, and a shift from local spirits, as well as the continued premiumization trend in developed markets. Furthermore, cost savings from productivity and supply chain improvements, coupled with easing input cost pressures, should help Heineken bring its margins closer to peer average.

Ambev produces and distributes beer, soft drinks, and other beverages in the Americas outside of the United States, with Brazil accounting for about half of its profits. The company is the world’s fourth-largest brewer by market share and the largest Pepsi bottler outside the United States.

In our view, Ambev is a high-quality emerging-market company that has a strong balance sheet and operates in a fairly defensive industry. The company has lost some

Brandes Global Equity Fund

market share in Brazil over the past few years as consumer preference has shifted toward value/more affordable beer and as rival Heineken has improved its competitive position.

In 2019, Ambev appointed a new chief executive officer to lead a turnaround project, which included launching new brands in the value segment, scaling its premium brands, and adapting its pricing strategy. We believe Ambev is well equipped to recover its profit margins and to benefit from a potentially improved operating environment in Brazil. At its current valuation levels, the company represents an attractive risk/reward tradeoff to us.

Kasikornbank is one of Thailand’s largest banks. Its share price declined this year as the company has experienced increasing credit costs from aggressively cleaning up its legacy non-performing loan portfolio. While we expect the company’s earnings power will be diminished over the short term, we believe Kasikornbank offers an appealing long-term opportunity given its attractive valuation, capital levels and its exposure to a growing economy. Kasikornbank also offers potential upside as we believe an economic and tourism revival in Thailand would benefit the bank’s customers and eventually help normalize its credit costs. Interest rates in Thailand remain fairly low with the current policy rate at 2.0%. As such, the country’s banks still have potential for improvement in net interest margins if rates increase, and we believe there is less downside risk to interest rates than in other developed and emerging economies should rates decline due to global economic growth concerns. As Kasikornbank works on improving its asset quality, we believe the company offers a good investment opportunity at its current valuation of 60% of tangible book value and a single-digit earnings multiple.

DBS Group is one of Southeast Asia’s largest banks, with operations that extend to China, Hong Kong, Taiwan, and South Korea. Thanks to its strong deposit franchise, low-cost funding base, and attractive fee-generating business from its wealth management unit, DBS has been able to produce what we consider attractive returns on equity while offering appealing dividend yield of over 5%. Although the company trades at a single-digit multiple of earnings, our analysis implies it can continue to benefit from a rising or higher interest rate environment. Based on its risk profile, what we view as compelling valuations, and its history of returning capital to shareholders, we decided to initiate a position in DBS.

TSMC is the cost and technology leader in fabricating semiconductors for a variety of global technology companies, including Apple, Huawei, and Qualcomm. The firm’s scale and technology advantages have helped it gain market share over the past decade, making TSMC the dominant provider of leading-edge semiconductors and enabling it to generate solid cash flows and returns on capital. The company now manufactures a substantial portion of the chips pivotal in the megatrends of the next decade, such as artificial intelligence, machine learning, cloud, electric and autonomous vehicles, and improved energy-efficient devices.

Brandes Global Equity Fund

Our opportunity to invest in the company came amid concern about softening demand and an oversupply of semiconductors following a catch-up in production after the semiconductor shortage last year and worries about heightened geopolitical tension between the U.S. and China. In our view, these well-known concerns have been more than reflected in TSMC’s share price. Even though weaker demand in the slowing smartphone market and intensifying competition in non-leading edge segments present headwinds, we believe TSMC is well positioned to capitalize on appealing long-term growth potential from increasing silicon demand across a variety of applications (high-performance computing, internet of things, and automotive semiconductors). In our opinion, TSMC is one of the most attractively positioned and sustainable franchises in the global semiconductor industry, with a capability to continue generating robust returns on capital and free cash flows going forward.

Besides the above-discussed purchases, major activity included the divestments of Japanese auto manufacturer Honda Motor, U.S. insurer Old Republic, and Spain-based oil company Repsol. We exited these positions as they reached our estimates of their intrinsic values.

Honda enjoyed notable performance, driven mainly by its motorcycle business, which constitutes a significant portion of its overall value. Meanwhile, Old Republic has shown an improved commitment to shareholder interests over the past few years, evident through increased share buybacks and dividends. The performance of its primary business in property and casualty insurance also resulted in a positive trajectory for its share price throughout the year.

Higher oil prices and improvements in cost structure helped Repsol improve its balance sheet and free cash flow. Given the company’s turnaround and its less diversified exposure relative to our other integrated oil holdings, we sold our position as it reached our estimate of the company’s intrinsic value.

Looking Forward

As of September 30, the Brandes Global Equity Fund held its key positions in the economically sensitive financials and energy sectors, and the more defensive health care sector. The Fund’s largest sector underweight was to the technology sector, which given its price appreciation this year, rose above a 20% allocation in the MSCI World Index. The Fund’s allocation to that sector was less than half the benchmark weighting at the end of the third quarter.

Geographically, the Fund continued to hold overweight positions in the United Kingdom, France and emerging markets, but was underweight in the United States. With our divestment of Honda Motor, the Fund no longer owns companies in Japan.

Given the narrow market leadership resulting from the price appreciation of several U.S. technology companies this year, value stocks (as measured by MSCI World Value) underperformed the broader market (MSCI World). However, value stocks outperformed in the declining market of the third quarter, and since the release of the

Brandes Global Equity Fund

Pfizer COVID-19 vaccine in 2020, value stocks have outperformed the broader market (October 31, 2020 to September 30, 2023). Based on current valuations of value stocks, as well as the higher inflation and interest-rate environment, we continue to believe that value stocks offer desirable potential on a go-forward basis.

Looking ahead, we remain positive about the prospects for the Brandes Global Equity Fund given its compelling current valuation and company fundamentals. We believe the differences between the Fund’s portfolio and the broader market continue to make the Fund an intelligent complement to index-tracking or growth-oriented alternatives and we continue to be excited about the Fund’s future potential.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Dividend Yield: Dividends per share divided by price per share.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Net Interest Margin: Interest income generated by a financial institution minus the amount of interest paid to its lenders, divided by average earning assets.

Profit Margin: Net income divided by revenues.

Tangible Book Value: Book value minus intangible assets (e.g., goodwill).

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Brandes Global Equity Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI World Index with net dividends captures large and mid cap representation of developed markets.

The MSCI World Value Index with gross dividends captures large and mid cap securities across developed market countries exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index. The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from September 30, 2013 to September 30, 2023 with the value of such an investment in the MSCI World Index for the same period.

Value of $100,000 Investment vs MSCI

World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Global Equity Fund
Class A(2)	30.29%	14.85%	5.40%	5.56%	6.60%
Class A (2) (with maximum sales charge)	22.77%	12.60%	4.16%	4.93%	6.18%
Class C(3)	29.35%	13.99%	4.62%	4.93%	6.16%
Class C (3) (with maximum sales charge)	28.35%	13.99%	4.62%	4.93%	6.16%
Class I	30.60%	15.13%	5.66%	5.82%	6.85%
MSCI World Index	21.95%	8.08%	7.26%	8.26%	8.83%

(1)	The inception date is October 6, 2008.

(2)	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year and since inception periods assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than

Brandes Global Equity Fund

their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes Emerging Markets Value Fund

Dear Fellow Investor,

The net asset value of the Brandes Emerging Markets Value Fund (Class I Shares) increased 33.37% in the year ended September 30, 2023. During the same period, the MSCI Emerging Markets Index increased 11.70%.

From an industry perspective, Fund holdings in technology hardware, storage & peripherals, banks, and metals & mining were the strongest contributors to performance.

Erste Group and Bank of the Philippine Islands performed strongly during the period, as did South Korean steelmaker POSCO.

POSCO saw its share price appreciate on robust free-cash-flow generation and improved balance sheet. Additionally, market optimism around growing demand for electric vehicles provided a boost for one of its subsidiaries, Posco Future, which has meaningful exposure to anode and cathode battery materials used in electric vehicles. The surge in the share price of the publicly traded Posco Future has resulted in the subsidiary accounting for over half of POSCO’s market cap, despite contributing less than 5% of operating profits. Amid the market optimism and lofty valuation of Posco Future, POSCO reached our estimate of its intrinsic value and we decided to divest the position during the third quarter.

Taiwanese technology firm Wiwynn Corporation received an earnings estimate upgrade in the period thanks to new artificial intelligence (AI) projects and positive news on potential volume growth in AI servers. Similarly, favorable earnings report and forecast by AI leader Nvidia positively impacted our holding in Accton Technology as the market believes Accton is positioned to be a key beneficiary of the AI race. We sold the position in Accton as it appreciated to our estimate of its intrinsic value during the third quarter.

Other noteworthy performers included India-based power producer NTPC, Mexican real estate investment trust Fibra Uno and cement company Cemex, as well as Brazil’s Petrobras.

Performance detractors included South Korean personal care products company LG H&H Co., Brazilian foodretailer Sendas Distribuidora, and Indian telecom services provider Indus Towers.

Select Portfolio Activity

The emerging markets investment committee initiated positions in Brazil-based paper products company Suzano, Singapore-based agribusiness Wilmar International, and China-based LONGi Green Energy Technology. The investment committee exited positions in POSCO and Accton Technology, as discussed above, as well as in China-based machinery firm Weichai Power.

Past performance is not a guarantee of future results.

Brandes Emerging Markets Value Fund

Following its 2019 merger with Fibria Celulose, Suzano is the world’s largest market pulp producer, boasting 10.9 million metric tons of capacity that accounts for more than a quarter of global hardwood supply. The group began to produce its own paper in the late 1930s, becoming the first global industrial-scale producer of eucalyptus pulp.

Suzano’s shares reached their 10-year high in February 2021 and have since declined by more than a third. Depressed prices—Chinese hardwood pulp prices have fallen below the industry’s marginal costs of production—and concerns about excess supply due to significant capacity increases expected in the near term have weighed on pulp producers worldwide, along with cash cost inflation, rising interest rates and an uncertain macroeconomic backdrop. Adding to the industry-wide concerns, Suzano is entering this downturn with a levered balance sheet and substantial remaining capital expenditures (capex) on its greenfield Cerrado Project. Although the project bears execution risks, if successful, it is expected to increase pulp capacity by about 25% and should help Suzano lower production costs and improve margins.

In our view, Suzano’s challenges have been more than accounted for in its share price, and the market is underappreciating the quality of the company’s assets and the available financial resources it can use to navigate an industry downturn. Thanks to economies of scale and the operational proximity between forests, mills, and ports, Suzano is one of the lowest-cost producers in the world. Should the market situation worsen, we believe management will have the ability to adjust capex and costs to support its financial position. At its current share price, we believe the company represents an opportunity to invest in an industry leader trading at what we consider appealing valuations.

Wilmar International is the world’s largest refiner and trader of palm oil, the largest producer of edible oils, and a leading oilseed crusher and sugar producer. The company’s integrated business model covers the entire value chain of palm oil and sugar cane, from cultivating and milling to processing, branding, and distributing a wide range of food products, animal feeds, and industrial agricultural products such as oleochemicals and biodiesel. This approach enables Wilmar to extract margins at every step through scale, integration, and logistical advantages, including operating its own fleet of bulk carriers.

While Wilmar reported record profits during the agricultural commodity upcycle in the last two years, its stock price diverged from the underlying fundamentals as investors seemed to favor companies with greater upstream exposure. Profits have begun to normalize at its upstream businesses, but the expected margin recovery in Wilmar’s consumer products and oilseed crushing businesses has yet to materialize. We see Wilmar’s share-price weakness as an opportunity to invest in a company that we believe is well positioned for long-term food consumption growth in emerging markets, notably in Asia where it derives most of its revenue. The company is implementing a multi-year strategy to expand its downstream consumer products business by leveraging its leadership in edible oils across key Asian markets. In the near term, potential catalysts

Brandes Emerging Markets Value Fund

for value realization may include demand recovery as economies continue to reopen, improved economics in China’s hog farming industry (main market for Wilmar’s animal feed business), normalization in raw material costs, and the monetization of stakes in its listed subsidiaries that currently trade at higher valuations than the company.

LONGi is the world’s largest integrated manufacturer of solar wafer and modules, with industry-leading profit margins. The company’s key competency lies in wafer production, which accounts for the bulk of its profits. Integrated players sell their wafers after assembling them into finished modules, or in the case of LONGi, also via external sales to third-party module producers.

LONGi saw its share price halved over the past year due to both industry-wide and company-specific challenges. At the industry level, aggressive capacity expansion plans pose a threat of an oversupply, while elevated prices for polysilicon (a raw material for solar modules) have squeezed profits along the solar value chain. To a lesser extent, there has also been a concern that geopolitical issues, including trade barriers and strong policy support for solar panel manufacturers in the U.S., could result in market share losses for major Chinese players (note that the Americas segment, which includes sales to the U.S., accounted for about 7% of LONGi’s sales in 2022). Specific to LONGi, the company’s technological leadership was called into question after it lagged peers in deploying the latest solar cell technology and investors became worried that aggressive pricing by its main competitor in China’s wafer duopoly market could potentially hurt LONGi’s main profit engine.

We believe the current situation represents an opportunity for long-term oriented investors to purchase LONGi at a time when this industry leader has fallen out of favor. Previously considered a high-growth company, LONGi now trades at a valuation multiple that implies little to no growth, based on our analysis, and at a discount to most of its peers—despite having cost and technological leadership in a growing market. While we expect the industry to continue to be increasingly competitive and understand that any technological edge is likely short-lived, we believe LONGi is well positioned to remain competitive in the long term given its deep pool of resources and its core competency in wafer manufacturing.

Looking Forward

As of September 30, 2023, the Brandes Emerging Markets Value Fund held large overweights to real estate (note that we do not have any China-based real estate holdings), consumer staples, and consumer discretionary, while maintaining key underweights to materials, energy, and information technology. Geographically, although Chinese companies made up our largest exposure, our weighting to the country remained lower than that of the benchmark’s. We also continued to be underweight India, Saudi Arabia, and Taiwan, while having significant overweights to companies in Mexico, Brazil, and Panama.

Brandes Emerging Markets Value Fund

We believe the differences between the Fund and the MSCI Emerging Markets Index make it an appealing complement to index-tracking or passively managed strategies. Additionally, while value leadership (MSCI EM Value vs. MSCI EM) did provide a tailwind for the Fund so far this year, our outperformance was primarily driven by our stock selection across sectors and countries. Going forward, we remain optimistic about the Fund’s holdings composition and the risk/reward tradeoff it offers.

Sincerely yours,

The Brandes Emerging Markets Investment Committee

Brandes Investment Trust

Dividend Yield: Dividends per share divided by price per share.

Profit Margin: Net income divided by revenues.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Brandes Emerging Markets Value Fund

Index Guide

The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.

The MSCI Emerging Markets Value Index with gross dividends captures large and mid cap securities exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

One cannot invest directly in an index.

The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from September 30, 2013 to September 30, 2023 with the value of such an investment in the MSCI Emerging Markets Index for the same period.

Value of $100,000 Investment vs MSCI

Emerging Markets Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Since Inception(2)
Brandes Emerging Markets Value Fund
Class A	33.00%	5.52%	0.32%	0.54%	5.79%
Class A (with maximum sales charge)	25.35%	3.46%	-0.86%	-0.05%	5.57%
Class C(3)	32.05%	4.88%	-0.33%	-0.01%	N/A
Class C (3) (with maximum sales charge)	31.05%	4.88%	-0.33%	-0.01%	N/A
Class I	33.37%	5.80%	0.58%	0.79%	6.03%
Class R6(4)	33.54%	5.87%	0.68%	0.91%	6.11%
MSCI Emerging Markets Index	11.70%	-1.73%	0.55%	2.07%	5.08%

(1)

Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in

Brandes Emerging Markets Value Fund

the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

(2)	The inception date is August 20, 1996.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year period assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period. The Class C shares’ average annual total return for the since inception period cannot be calculated as the Class A shares did not yet exist 8 years after the Fund’s inception date.

(4)	Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Fellow Investor,

The net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) advanced 49.62% in the year ended September 30, 2023. During the same period, the S&P Developed Ex-U.S. SmallCap Index advanced 19.15%.

The strongest performers included Fund holdings in the United Kingdom and Japan, led by U.K.-based industrials firm Rolls-Royce, and Japanese banks Hachijuni Bank, Hyakugo Bank, and Oita Bank. Additionally, several holdings in Latin America appreciated materially, including Brazilian regional jet manufacturer Embraer and Chilean electric utility Enel Chile.

Rolls-Royce’s share price has experienced an upward trajectory following the release of improved operating results and a positive revision of its annual guidance. We believe the company has shown resilience in its recovery from the air travel downturn caused by COVID-19, executing its turnaround well so far. Rolls-Royce has not only benefitted from a rebound in long-haul air travel, but also has managed to streamline its cost structure. This has helped the company generate free cash flow, increase margins, and pay down its debt to improve its balance sheet. We believe Rolls-Royce’s remarkable progress has reduced its downside risk probabilities and bolstered its potential for an upside recovery, leading us to increase our estimate of its intrinsic value. At its current price, we believe Rolls-Royce still trades at an attractive discount to its estimated true worth and its potential cash-flow generation.

In a solid performance period, only a few holdings declined, including Japanese health care company H.U. Group Holdings and food retailer Mitsubishi Shokuhin, U.K.-based currency printer De La Rue, and Chinese textile company Yue Yuen Industrial.

Select Portfolio Activity

New positions included Canadian energy equipment firm Pason Systems, France-based pharmaceutical company Euroapi, office supplies manufacturer Societe BIC, Spanish biotech firm Grifols, Brazilian electric utility Neoenergia, and Japan-based health care firm Medipal Holdings.

Medipal Holdings is a key player in Japan’s drug wholesaler market, which is a near oligopoly with four companies (Medipal, Alfresa, Suzuken, and Toho) accounting for over 80% of the total sales. While price competition was once fierce, the harsh government-mandated price cuts have led to a more rational competitive landscape recently, prompting most players to seek opportunities outside the drug distribution business. Medipal’s crown jewel is its 50.8% stake in Paltac, one of Japan’s largest non-drug and non-food wholesalers of consumer goods.

Although the government-mandated price cuts have limited the attractiveness of the drug distribution market, sales volumes have continued to grow with the aging population and there has been a positive market share trend favoring larger players.

Past performance is not a guarantee of future results.

Brandes International Small Cap Equity Fund

Additionally, Medipal has a solid balance sheet with excess cash and investments accounting for a significant portion of its market cap. These factors, combined with Medipal’s stake in Paltac, make the company a compelling investment opportunity for us.

Pason Systems is a technology services provider primarily serving the North American land drilling industry. Specializing in electronic drilling recorders (EDRs), the company aggregates and transmits data to monitor, record, and analyze drilling operations. Pason holds a dominant position in its market, commanding approximately 60% of the U.S. market share and nearly 90% in Canada. While North America contributes about 90% of its revenue, Pason’s EDR business also extends to Argentina, Australia, Brazil, Colombia, Dubai, Ecuador, Mexico, Peru, and Saudi Arabia. Pason’s product is almost exclusively used in onshore drilling operations, while its main competitor, NOV, holds a near monopoly share in offshore drilling. Given this oligopolistic structure, we believe Pason is well positioned to benefit from a profit recovery driven by increased utilization and fixed costs absorption as more drilling rigs return to service. Similar to Medipal, Pason boasts a robust balance sheet with its net cash accounting for a significant portion of its market value.

Euroapi is an active pharmaceutical ingredient (API; a key component in drugs) provider and a contract development and manufacturing organization (CDMO) that was carved out of Sanofi and publicly listed in May 2022. CDMOs offer services that range from drug development to drug manufacturing for other pharmaceutical companies. Sanofi retains 30% ownership of Euroapi, while 58% was distributed to Sanofi’s then-existing shareholders and the remaining was sold to the French government. Accounting for over 50% of total sales, Sanofi continues to be Euroapi’s largest customer, although the firm intends to diversify its client base and reduce dependency on Sanofi to 30% of revenues by 2025. Euroapi’s other customers include large and specialty pharmaceuticals, biotechnology firms, generic manufacturers, animal health product companies, and consumer health businesses.

The creation of Euroapi was consistent with a recent industry trend in which larger pharmaceutical firms have spun off various assets with common themes for value creation being: 1) cost reduction through disciplined management, 2) increased top-line growth through focused resources and expansion of the customer base, and 3) increased capital expenditures (capex) to improve productivity and efficiency.

We believe Euroapi’s core businesses, API and CDMO, have strong secular tailwinds in a highly fragmented market, the assets are solid, and that there is significant room for growth and profitability improvement. A main concern is that the company is unlikely to be the most efficient or the lowest-cost provider given the French government ownership and its mission of being a “made in Europe” API and CDMO company targeting repatriation demand and high value-added services. Nevertheless, we believe this has been more than reflected in Euroapi’s share price. We appreciate that the company has a strong balance sheet post-spinoff and that it operates in an industry with

Brandes International Small Cap Equity Fund

high barriers to entry due to the significant capex and scale requirements, as well as the need for a good track record of quality manufacturing.

Besides the new purchases above, other major portfolio activity included the full sales of Japan-based Yodogawa Steel Works, U.K. oil services company TechnipFMC and currency printer De La Rue, as well as Malaysia-based resort operator Genting Berhad.

Looking Forward

As of September 30, 2023, the Brandes International Small Cap Equity Fund held its large weightings in industrials, consumer staples, health care, and financials. Our exposure to health care increased considerably over the past year as we initiated several positions in the sector. Meanwhile, the Fund maintained underweights in technology, materials, and consumer discretionary.

Geographically, the Fund continued to have significant exposure to companies in Japan (although underweight relative to the benchmark), the U.K., Ireland, Hong Kong, and emerging markets, while having underweight positions in Canada, Australia, and Switzerland.

We believe the differences between the Fund and the S&P Developed ex-U.S. SmallCap Index make it an appealing complement to index-tracking or passively managed strategies. Additionally, while value leadership (S&P Developed ex-U.S. SmallCap Value vs. S&P Developed ex-U.S. SmallCap) did provide a tailwind for the Fund so far this year, the Fund’s outperformance was primarily driven by our stock selection across sectors and countries. Going forward, we remain optimistic about the Fund’s holdings composition and the risk/reward tradeoff it offers.

Sincerely yours,

The Brandes Small-Cap Investment Committee Brandes Investment Trust

Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.

Dividend Yield: Dividends per share divided by price per share.

EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization.

Free Cash Flow: Total cash flow from operations less capital expenditures.

Net Cash: Total cash minus total debt.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the

Brandes International Small Cap Equity Fund

Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States.

The S&P Developed Ex U.S. SmallCap Value Index with net dividends measures the equity performance of small cap companies in developed markets excluding the United States, which are classified as value stocks by book value-to-price, sales-to-price, cash flow-to-price, and dividend yield.

One cannot invest directly in an index.

The Brandes International Equity Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from September 30, 2013 to September 30, 2023 with the value of such an investment in the S&P Developed Ex-U.S. SmallCap Index for the same period.

Value of $100,000 Investment vs S&P Developed

Ex-U.S. SmallCap Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2023(1)
	One Year	Three Years	Five Years	Ten Years	Since Inception(2)
Brandes International Small Cap Equity Fund
Class A	49.42%	17.65%	5.69%	4.54%	8.42%
Class A (with maximum sales charge)	40.83%	15.35%	4.44%	3.92%	8.19%
Class C(3)	48.26%	17.00%	5.02%	3.97%	N/A
Class C (3) (with maximum sales charge)	47.26%	17.00%	5.02%	3.97%	N/A
Class I	49.62%	17.88%	5.90%	4.76%	8.67%
Class R6(4)	50.05%	18.08%	6.05%	4.87%	8.75%
S&P Developed Ex-U.S. SmallCap Index	19.15%	1.10%	0.59%	3.92%	5.80%

(1)

Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes International Small Cap Equity Fund

The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

(2)	The inception date is August 19, 1996.

(3)

Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. The Class C shares’ average annual total return for the 10-year period assumes that Class C shares automatically converted to Class A shares 8 years after the start of the period. The Class C shares’ average annual total return for the since inception period cannot be calculated as the Class A shares did not yet exist 8 years after the Fund’s inception date.

(4)	Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes Small Cap Value Fund

Dear Fellow Investor,

The net asset value of the Brandes Small Cap Value Fund (Class I Shares) increased 29.33% in the year ended September 30, 2023. During the same period, the Russell 2000 Index increased 8.93%.

From an industry perspective, Fund holdings in machinery (e.g., Graham Corporation), insurance (e.g., National Western Life Group), and electronic equipment instruments & components (e.g., Arlo Technologies) were material contributors to returns. Aerospace and defense companies Embraer, Park Aerospace, and Moog also performed well.

Other contributors included Orion Group, Dril-Quip and Sprott Physical Uranium Trust. In the third quarter, Sprott saw its shares rise on a double-digit increase in uranium pricing. Meanwhile, Orion Group beat earnings, and Dril-Quip benefited from the increase in oil prices.

Detractors included communications equipment company Netgear, apparel business Hanesbrands, and biotechnology firm Eagle Pharmaceuticals. During the most recent quarter, Netgear released disappointing financial results and was subsequently removed from the S&P SmallCap 600 Index.

Select Portfolio Activity

The small-cap investment committee initiated positions in multi-utility Avista Corporation, leisure products company American Outdoor Brands, insurer Mercury General, trade uniform company UniFirst, and animal health business Elanco Animal Health. Divestitures included Science Applications International Corp., office furniture company Steelcase, machinery firm Miller Industries, commercial furnishings company Kimball International, and financial services provider ACNB Corporation.

American Outdoor Brands is a leading provider of outdoor lifestyle products and shooting sports accessories, formed August 24, 2020, via the spin-off of Smith & Wesson Brands’ (SWBI) outdoor products and accessories business. We think the company was a notable beneficiary of pent-up, post-pandemic demand as many consumers transitioned from lockdown traditional leisure to open outdoor leisure. The shift in consumer spending drove a 65% increase in overall sales from 2020 to 2021; the company also achieved peak profit margins due to operating leverage and a lack of promotional costs.

However, the past few years have been more challenging. Supply chain issues, e-commerce slowdowns, and promotional spending increases began in the latter half of 2021 and continued throughout 2022. Many consumers have been hit hard by rising interest rates and inflation, resulting in a pullback in discretionary spending. We believe this slowdown has pushed down American Outdoor Brands’ stock to a level where it is overlooked and misunderstood by the marketplace. The market appears to be implying

Past performance is not a guarantee of future results.

Brandes Small Cap Value Fund

that American Outdoor Brands is an impaired asset with a deteriorating competitive position and no real growth prospects. However, we believe that is an overly punitive view. And taking a longer-term, more moderate approach, we see a company that can potentially achieve healthy growth rates with accretive margins in growing end-markets. Furthermore, our downside scenario suggests the risk/reward balance is favorable at current prices, and the company has a net-cash balance sheet and an appealing free-cash-flow profile.

UniFirst is the third largest publicly traded uniform rental company in North America. Of the revenue it earns, 85% is for services rendered to customers, while the remainder is from direct merchandise sales (primarily uniforms). Despite having an international presence, 92% of UniFirst’s revenue is denominated in U.S. dollars.

Although its revenues have exceeded pre-pandemic levels, UniFirst has seen its profit margins squeezed meaningfully over the past year. In 2022, the company earned its lowest profit margin in more than 20 years. Cost inflation squeezed profits as UniFirst lowered its earnings forecasts multiple times while also failing to meet reduced expectations. This performance stands in stark contrast to the largest company in the industry, Cintas, which has seen its margins expand along with revenue despite cost pressures.

We believe UniFirst’s current weakness is short term in nature and its reduced near-term earnings visibility created an opportunity to invest. UniFirst has a long financial history of generating good returns on capital given the scale advantages inherent in the uniform rental market. It has a high client retention rate (above 90%) and has pricing power to pass along cost inflation to customers. The company has no financial leverage, and the industry should still have positive secular tailwinds, in our opinion.

Elanco Animal Health was spun out of Eli Lilly in September 2018 and originally focused on the food animal segment. Through a series of acquisitions, most recently Bayer Animal Health in 2020, Elanco has become a global animal health business with a diversified product portfolio that includes medicinal feed, parasiticides (flea and tick products), vaccines, and other therapeutic drugs. The firm is now the world’s second-largest animal health care company by sales and has a 55/45 revenue split between the U.S. and international markets.

While the integration of Bayer Animal Health has been going well, we believe its overhang, coupled with slower revenue growth in recent years, has created the opportunity to invest in Elanco. Key factors that underlie our investment thesis include:

Mid-single digit potential growth throughout the industry stemming from a global increase in protein consumption and pet ownership;

Stable sales due to the strong brand name, diverse portfolio, and lack of patent cliffs;

Brandes Small Cap Value Fund

Likelihood of profit margin expansion from streamlining manufacturing, research and development (R&D), and procurement;

Less expensive and shorter-duration R&D with a higher probability of success compared to human pharmaceuticals;

Potential for continued financial deleveraging.

At its current valuations, we believe Elanco represents an appealing risk/reward tradeoff.

Looking Forward

As of September 30, 2023, the Fund held its largest weights in industrials, health care and information technology (although underweight relative to the Russell 2000 Index), while maintaining underweights to consumer discretionary, financials, and real estate.

Please note that our stock selection is based on a bottom-up, fundamental analysis and our sector allocations are a byproduct of individual company decisions. We believe the differences between the Fund’s portfolio and the broader U.S. small cap market continue to make it an attractive complement to more index-like or growth-oriented strategies.

We are optimistic about the potential of value stocks in general and believe the Brandes Small Cap Value Fund remains well positioned from a long-term risk/reward perspective.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Profit Margin: Net income divided by revenues.

Return on Capital: Net income minus dividends divided by total capital; used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Brandes Small Cap Value Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Russell 2000 Index with gross dividends measures the performance of the small cap segment of the U.S. equity universe.

The S&P SmallCap 600 Index seeks to measure the small-cap segment of the U.S. equity market.

One cannot invest directly in an index. The Brandes Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Brandes Small Cap Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Small Cap Value Fund – Class I from September 30, 2013 to September 30, 2023 with the value of such an investment in the Russell 2000 Total Return Index and Russell 2000 Value Total Return Index for the same period.

Value of $100,000 Investment vs Russell 2000 Total

Return Index & Russell 2000 Value Total

Return Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2023(2)
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Small Cap Value Fund
Class A	29.02%	19.13%	9.08%	9.84%	7.44%
Class A (with maximum sales charge)	21.65%	16.80%	7.79%	9.19%	7.20%
Class I	29.33%	19.44%	9.40%	10.14%	7.71%
Class R6(3)	29.66%	19.91%	8.09%	9.53%	7.49%
Russell 2000 Total Return Index	8.93%	7.16%	2.40%	6.65%	6.81%
Russell 2000 Value Total Return Index	7.84%	13.32%	2.59%	6.19%	7.44%

(1)	The inception date is September 30, 1997.

(2)

Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes Small Cap Value Fund

The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares.

(3)

Performance shown prior to January 2, 2018 for Class R6 shares reflects the performance of Class I shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2023 (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Fellow Investor,

The net asset value of the Brandes Core Plus Fixed Income Fund (Class I Shares) increased 2.55% in the year ended September 30, 2023. During the same period, the Bloomberg U.S. Aggregate Bond Index increased by 0.64%.

Interest rates continued their march higher during the period, particularly, more recently, for longer maturity bonds. In fact, the 10-year U.S. Treasury yield rose 60 bps more than did the two-year Treasury yield during the third quarter. The story continues to be the fight by the Fed (Federal Reserve) to get inflation under control.

At the Federal Open Market Committee meeting in September the Fed – as most expected – held the fed funds rate steady in what we could characterize as a hawkish pause. While the Fed held rates steady, they intimated that there is likely one more hike coming for the fed funds rate. With the release of their Summary of Economic Projections (SEP), the Fed also revised their projection of GDP growth upward for this year and next, cut their forecast of the unemployment rate for the next two years, and pushed out the expected timeline to hit their 2% inflation target until 2026. While the Fed paused rate hikes at the September meeting, nevertheless their messaging was clearly hawkish.

In our view, coming into the third quarter the market appeared to be too complacent regarding the possibility that inflation would stay stickier for longer or possibly even reaccelerate. The Fed started raising rates in March 2022 in an effort to cool the economy and tame inflation, yet since that time the resilience of a number of indicators suggests the economy remains fairly strong. These include unemployment, energy, shipping and housing costs, as well as several labor strikes that will likely feed into wage inflation.

We believe that the market has been of the mind that as inflation has been heading lower then it must continue to head lower. Market expectations for rate cuts in 2024 still seem to be more optimistic than the Fed’s own indication. We expect that the last mile of inflation reduction will likely be bumpy at best.

In the credit markets during the third quarter, both investment grade and high yield bonds posted strong returns relative to U.S. Treasury securities. Yields offered by corporate bonds are near the highest we have seen in nearly 15 years, which has led to considerable optimism about the asset class. A closer look, however, indicates that the rise in yields on corporate bonds is largely attributable to the increase in Treasury yields rather than a cheapening of overall credit spreads. The corporate market appears to be priced for perfection. Accordingly, we believe caution is warranted when allocating to the sector.

Specific to the Brandes Core Plus Fund, the trailing 12-month performance has been positive on both an absolute and relative basis versus the benchmark Bloomberg U.S. Aggregate Index.

Past performance is not a guarantee of future results.

Brandes Core Plus Fixed Income Fund

Strong relative returns can be traced to several factors including:

Underweight to Agency mortgage-backed securities (MBS). The portfolio’s underweight to agency mortgage-backed securities (MBS) aided returns as that sector posted decidedly negative returns versus U.S. Treasuries. The agency MBS market continues to grapple with the challenges of rising interest rates, elevated market volatility, and an absence of explicit support from the Fed.

Positive security selection in the following industries: information technology, telecom, services, and chemicals.

New purchases into the Fund during the twelve-month period included Transocean Inc. (8.75% coupon, maturing 2/15/30, rated B2/B), Meta Platforms Inc. (4.95% coupon, maturing 5/15/33, rated A1/AA-), Expedia Group (3.25% coupon, maturing 2/15/30, rated Baa3/BBB-) as well as additions to existing holdings in Bank of America Corp (4.45% coupon, maturing 3/3/26, rated Baa1/BBB+), and Citigroup (4.40% coupon, maturing 6/10/25, rated Baa2/BBB).

Transocean is one of the largest global offshore contract drilling services providers for oil and gas. The company has a modern fleet of rigs, including 28 ultra-deepwater floaters that drill in waters as deep as 12,000 feet and 8 harsh-environment floaters that can drill in subarctic waters like the North Sea. Top customers include Petrobras, Shell, and Chevron.

Transocean’s challenges over the past few years have been elevated capital expenditures, a looming debt maturity wall, and a depressed market for offshore drilling. However, all three challenges have largely been addressed as new drill rigs have been delivered and paid for, debt maturities are more modest, and the market for offshore drilling has materially improved. The industry supply of modern drill rigs is down 50% since 2014 and Transocean owns approximately 35% of the modern fleet. Additionally, the bond we purchased is secured by five specific drill rigs, giving us a solid measure of asset coverage in our view.

Meta entered the public bond markets for the first time in August 2022 and then came back to market in December, 2022 and May, 2023 to raise additional debt, primarily earmarked for share repurchases. Meta operates in a fast-moving and highly competitive landscape and faces additional pressures on the regulatory front. With that said, the company is the largest social networking company in the world, its balance sheet contains more cash than debt and its core businesses enjoy strong margins and generate robust cash flows. We believe the bond we purchased offered an attractive yield for what we view is a high-quality credit.

During the period, the Fund exited full positions in Continental Resources (4.375% coupon, maturing 1/15/28, rated Baa3/BBB-) as the bond’s credit spread traded through our estimate of its fair value. Carnival Corp. (9.875% coupon, maturing 8/1/27, rated B1/BB-) as the bond’s credit spread traded through our estimate of its fair value.

Brandes Core Plus Fixed Income Fund

As we head into the last quarter of the year, yields in the fixed income market are at levels that we have not seen since mid-2009 – nearly 14 years. There appears to be palpable excitement about fixed income among investors. We share much of this optimism. The caveat, however, is that the excess yield spread that investors receive for owning corporate bonds or mortgage-backed securities implies a market that is priced close to perfection in our view.

One of the storm clouds that the corporate bond market may have to navigate soon is the increased interest costs facing most companies as they attempt to refinance debt coming due over the next few years. Nearly 25% of investment grade and high yield corporate market bonds have less than three years until maturity. Higher yields are welcome for long-term savers and investors, but a potential burden for companies that have lived and survived for the better part of the past 15 years on near zero rates.

Our main caution, however, is that we believe it is important to remain disciplined in what one buys. Deep, measured, fundamental research is essential as we move forward in an environment where idiosyncratic risks appear to be on the rise. We believe it’s critical to be patient in adding to a portfolio: not just know what you own but why you own it.

For a considerable period now, we have attempted to tilt the strategy into what we believe is a defensive posture to mitigate some of the potential detrimental impact of rising interest rates and widening yield spreads. We believe that this remains a risk. Accordingly, the strategy continues to favor shorter-maturity corporate bonds and those that we believe exhibit strong, tangible asset coverage. While we made a modest extension to duration in the quarter, we are still managing duration approximately 10% shorter than the strategy’s benchmark. We have a meaningful allocation to U.S. Treasuries and if market uncertainty and volatility continue to cause credit fundamentals to become mispriced relative to our estimates of intrinsic value, then we will look to redeploy some of those Treasury holdings thoughtfully and effectively to take advantage of opportunities.

As we move forward, we believe prudence dictates that we continue our search for value in a measured and deliberate manner while continuing to tilt the strategy to what we believe is a relatively defensive posture.

We remain optimistic about the prospects for the Brandes Core Plus Fixed Income Fund.

Sincerely yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

  Agency mortgage-backed securities (MBS): An MBS issued by one of three quasi-governmental agencies: The Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie

Brandes Core Plus Fixed Income Fund

Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). A MBS is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them.

Asset Coverage: Measures how well a company can repay its debts by selling or liquidating its assets.

Basis Point (bp): 1/100 of 1%.

Capital Expenditure: A financial outlay to acquire or upgrade physical assets such as equipment, buildings or property.

Coupon: The annual interest rate paid on a bond, expressed as a percentage of the face value, and paid from issue date until maturity.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Idiosyncratic Risk: The risk that is endemic to a particular asset and not a whole investment portfolio.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield Spread: The net difference between two interest-bearing instruments of varying maturities, credit ratings, issuer or risk level.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative

Brandes Core Plus Fixed Income Fund

and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Bond credit ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization.

Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Index Guide

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, Inc.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from September 30, 2013 to September 30, 2023 with the value of such an investment in the Bloomberg U.S. Aggregate Bond Index for the same period.

Value of $100,000 Investment vs Bloomberg

U.S. Aggregate Bond Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A(2)	2.33%	-3.42%	0.33%	1.13%	2.30%
Class A (2) (with maximum sales charge)	-1.49%	-4.64%	-0.43%	0.74%	2.06%
Class I	2.55%	-3.17%	0.57%	1.41%	2.60%
Class R6(2)	2.79%	-2.31%	1.37%	1.93%	2.95%
Bloomberg Barclays U.S. Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%	2.47%

(1)	The inception date is December 28, 2007.

(2)

Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to October 10, 2017 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the

Brandes Core Plus Fixed Income Fund

performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Asset Allocation as a Percentage of Total Investments as of

September 30, 2023 (Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the Period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this Period.

	Class A
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,058.60	1.13%	$5.83*
Global Equity Fund	$1,000.00	$1,034.80	1.25%	$6.38*
Emerging Markets Value Fund	$1,000.00	$1,042.90	1.33%	$6.81*
International Small Cap Fund	$1,000.00	$1,081.30	1.35%	$7.04*
Small Cap Value Fund	$1,000.00	$1,045.80	1.15%	$5.90*
Core Plus Fixed Income Fund	$1,000.00	$971.60	0.50%	$2.47*

	Class C
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,054.10	1.88%	$ 9.68*
Global Equity Fund	$1,000.00	$1,031.20	2.00%	$10.18*
Emerging Markets Value Fund	$1,000.00	$1,038.70	2.09%	$10.68*
International Small Cap Fund	$1,000.00	$1,077.20	2.10%	$10.94*

Brandes Investment Trust

	Class I
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,059.50	0.85%	$4.39*
Global Equity Fund	$1,000.00	$1,036.00	1.00%	$5.10*
Emerging Markets Value Fund	$1,000.00	$1,044.50	1.12%	$5.74*
International Small Cap Fund	$1,000.00	$1,081.60	1.15%	$6.00*
Small Cap Value Fund	$1,000.00	$1,047.00	0.90%	$4.62*
Core Plus Fixed Income Fund	$1,000.00	$973.10	0.30%	$1.48*

	Class R6
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,059.90	0.75%	$3.87*
Emerging Markets Value Fund	$1,000.00	$1,044.60	0.97%	$4.97*
International Small Cap Fund	$1,000.00	$1,083.10	1.00%	$5.22*
Small Cap Value Fund	$1,000.00	$1,048.50	0.72%	$3.70*
Core Plus Fixed Income Fund	$1,000.00	$973.40	0.30%	$1.48*

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,019.40	1.13%	$5.72*
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33*
Emerging Markets Value Fund	$1,000.00	$1,018.40	1.33%	$6.73*
International Small Cap Fund	$1,000.00	$1,018.30	1.35%	$6.83*
Small Cap Value Fund	$1,000.00	$1,019.30	1.15%	$5.82*
Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54*

	Class C
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,015.64	1.88%	$ 9.50*
Global Equity Fund	$1,000.00	$1,015.04	2.00%	$10.10*
Emerging Markets Value Fund	$1,000.00	$1,014.59	2.09%	$10.56*
International Small Cap Fund	$1,000.00	$1,014.54	2.10%	$10.61*

	Class I
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,020.81	0.85%	$4.31*
Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06*
Emerging Markets Value Fund	$1,000.00	$1,019.45	1.12%	$5.67*
International Small Cap Fund	$1,000.00	$1,019.30	1.15%	$5.82*
Small Cap Value Fund	$1,000.00	$1,020.56	0.90%	$4.56*
Core Plus Fixed Income Fund	$1,000.00	$1,023.56	0.30%	$1.52*

	Class R6
				Expenses
	Beginning	Ending	Annualized	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period
International Equity Fund	$1,000.00	$1,021.31	0.75%	$3.80*
Emerging Markets Value Fund	$1,000.00	$1,020.21	0.97%	$4.91*
International Small Cap Fund	$1,000.00	$1,020.05	1.00%	$5.06*
Small Cap Value Fund	$1,000.00	$1,021.46	0.72%	$3.65*
Core Plus Fixed Income Fund	$1,000.00	$1,023.56	0.30%	$1.52*

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2023

Shares		Value

COMMON STOCKS – 92.87%

Austria – 1.75%
332,751	Erste Group Bank AG	$11,492,186

Belgium – 1.47%
174,685	Anheuser-Busch InBev SA/NV	9,683,868

Brazil – 3.62%
2,365,900	Ambev SA(a)	6,170,624
929,953	Embraer SA Sponsored – ADR(a)	12,758,955
566,700	Telefonica Brasil SA	4,868,171

		23,797,750

China – 2.43%
1,477,900	Alibaba Group Holding Ltd.(a)	16,023,667

France – 17.44%
182,216	BNP Paribas SA	11,586,438
698,816	Carrefour SA	12,002,243
143,930	Danone SA	7,938,856
683,956	Engie SA	10,489,267
23,080	Kering SA	10,486,701
1,072,477	Orange SA	12,301,600
148,640	Publicis Groupe SA	11,250,962
105,304	Renault SA	4,308,668
144,530	Sanofi	15,518,948
104,961	Societe BIC SA	6,920,215
182,444	TotalEnergies SE(b)	11,995,577

		114,799,475

Germany – 8.16%
363,589	Fresenius & Co. KGaA	11,293,159
193,109	HeidelbergCement AG	14,956,374
194,997	Henkel AG & Co. KGaA	12,294,889
117,126	SAP SE	15,161,028

		53,705,450

Hong Kong – 0.71%
11,842,000	First Pacific Co. Ltd.	4,677,177

Ireland – 1.29%
40,529	Willis Towers Watson Plc	8,468,940

Italy – 5.78%
317,275	Buzzi Unicem SpA	8,670,236

Shares		Value
764,848	Eni SpA	$12,286,374
4,928,692	Intesa Sanpaolo SpA	12,623,459
14,351,304	Telecom Italia SpA(a)	4,494,886

		38,074,955

Japan – 14.21%
443,100	Astellas Pharma, Inc.	6,133,225
704,500	Honda Motor Co. Ltd.	7,925,411
182,900	Makita Corp.	4,510,169
1,320,500	Mitsubishi UFJ Financial Group, Inc.	11,190,122
252,299	MS&AD Insurance Group Holdings, Inc.	9,232,711
1,454,200	Nissan Motor Co. Ltd.	6,417,738
148,100	SoftBank Group Corp.	6,238,793
270,800	Sumitomo Mitsui Trust Holdings, Inc.	10,194,820
194,900	Taisho Pharmaceutical Holdings Co. Ltd.	8,022,767
764,783	Takeda Pharmaceutical Co. Ltd.	23,705,609

		93,571,365

Mexico – 2.78%
1,238,410	Cemex SAB de CV Sponsored – ADR(a)	8,049,665
6,132,436	Fibra Uno Administracion SA de CV	10,222,193

		18,271,858

Netherlands – 3.57%
1,098,749	Aegon NV	5,295,655
88,420	Heineken Holding NV	6,663,441
578,029	Koninklijke Philips NV(a)	11,532,983

		23,492,079

Russia – 0.00%
1,013,133	Mobile TeleSystems PJSC(c)	—

South Korea – 4.83%
170,450	Hana Financial Group, Inc.	5,339,942
46,655	Hyundai Mobis Co. Ltd.	8,303,581

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

Shares		Value
126,808	KT&G Corp.	$8,098,239
199,334	Samsung Electronics Co. Ltd.	10,077,158

		31,818,920

Switzerland – 6.69%
10,601	Cie Financiere Richemont	1,297,112
96,188	Novartis AG Registered	9,823,550
7,948	Swatch Group AG Bearer	2,035,659
209,926	Swatch Group AG Registered	10,252,576
61,431	Swiss Re AG	6,308,988
581,720	UBS Group AG Registered	14,329,038

		44,046,923

Taiwan – 1.68%
680,000	Taiwan Semiconductor Manufacturing Co. Ltd.	11,088,246

United Kingdom – 16.46%
3,727,645	Barclays Plc	7,184,772
873,217	GSK Plc	15,799,812

Shares		Value
311,238	Imperial Brands Plc	$6,313,906
3,128,845	J Sainsbury Plc	9,635,366
2,950,046	Kingfisher Plc	8,008,239
2,458,820	Marks & Spencer Group Plc(a)	7,072,107
6,864,716	Rolls-Royce Holdings Plc(a)	18,393,216
378,862	Shell Plc	12,007,737
3,478,030	Tesco Plc	11,187,036
1,432,975	WPP Plc	12,766,829

		108,369,020

TOTAL COMMON STOCKS (Cost $602,364,571)		$611,381,879

PREFERRED STOCKS – 3.89%

Brazil – 2.13%
2,032,000	Petroleo Brasileiro SA, 6.636%(d)	$14,003,338

Russia – 0.00%
21,512,699	Surgutneftegas PJSC, 2.033%(c),(d)	—

Spain – 1.76%
1,273,703	Grifols SA – Class B(a)	11,622,507

TOTAL PREFERRED STOCKS (Cost $36,761,141)		$25,625,845

	Shares	Value

SHORT-TERM INVESTMENTS – 2.37%
Money Market Funds — 2.37%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.20%(e)	15,604,367	$15,604,367

TOTAL SHORT-TERM INVESTMENTS (Cost $15,604,367)		$15,604,367

Total Investments (Cost $654,730,079) – 99.13%		$652,612,091
Other Assets in Excess of Liabilities – 0.87%		5,731,032

TOTAL NET ASSETS – 100.00%		$658,343,123

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.
(c)	Level 3 asset.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of September 30, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2023

COMMON STOCKS
Aerospace & Defense	4.73%
Automobile Components	1.26%
Automobiles	2.83%
Banks	10.58%
Beverages	3.42%
Broadline Retail	2.43%
Capital Markets	2.17%
Commercial Services & Supplies	1.05%
Construction Materials	4.82%
Consumer Staples Distribution & Retail	6.06%
Diversified Real Estate Investment Trusts	1.55%
Diversified Telecommunication Services	3.29%
Food Products	1.92%
Health Care Equipment & Supplies	1.75%
Health Care Providers & Services	1.72%
Household Products	1.87%
Insurance	4.46%
Machinery	0.69%
Media	3.65%
Multi-Utilities	1.59%
Oil, Gas & Consumable Fuels	5.50%
Pharmaceuticals	12.00%
Semiconductors & Semiconductor Equipment	1.68%
Software	2.30%
Specialty Retail	1.22%
Technology Hardware, Storage & Peripherals	1.53%
Textiles, Apparel & Luxury Goods	3.66%
Tobacco	2.19%
Wireless Telecommunication Services	0.95%

TOTAL COMMON STOCKS	92.87%

PREFERRED STOCKS
Biotechnology	1.76%
Oil, Gas & Consumable Fuels	2.13%

TOTAL PREFERRED STOCKS	3.89%

SHORT-TERM INVESTMENTS	2.37%

TOTAL INVESTMENTS	99.13%
Other Assets in Excess of Liabilities	0.87%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2023

Shares		Value

COMMON STOCKS – 97.20%

Austria – 2.36%
28,794	Erste Group Bank AG	$994,455

Brazil – 2.70%
162,900	Ambev SA(a)	424,868
148,020	Embraer SA(a)	507,088
14,876	Embraer SA Sponsored – ADR(a)	204,099

		1,136,055

China – 4.06%
77,600	Alibaba Group Holding Ltd.(a)	841,354
91,398	Gree Electric Appliances, Inc. of Zhuhai – Class A	456,412
543,000	Topsports International Holdings Ltd.(b)	410,531

		1,708,297

France – 10.86%
25,005	Carrefour SA	429,464
22,576	Engie SA	346,229
997	Kering SA	453,000
10,880	Publicis Groupe SA	823,537
10,898	Sanofi	1,170,176
1,752	Schneider Electric SE	288,716
16,130	TotalEnergies SE	1,060,537

		4,571,659

Germany – 3.63%
11,651	HeidelbergCement AG	902,375
4,821	SAP SE	624,040

		1,526,415

Ireland – 1.37%
10,485	CRH Plc	578,082

Italy – 1.32%
34,520	Eni SpA	554,523

Malaysia – 1.10%
523,500	Genting Berhad	464,443

Mexico – 1.96%
493,415	Fibra Uno Administracion SA de CV	822,476

Netherlands – 1.25%
5,975	Heineken NV	526,765

Singapore – 1.41%
24,200	DBS Group Holdings Ltd.	594,344

Shares		Value
South Korea – 4.01%
1,808	Hyundai Mobis Co. Ltd.	$321,785
2,448	Hyundai Motor Co.	346,157
3,828	KT&G Corp.	244,464
15,353	Samsung Electronics Co. Ltd.	776,158

		1,688,564

Switzerland – 2.92%
49,836	UBS Group AG Registered	1,227,570

Taiwan – 0.93%
24,000	Taiwan Semiconductor Manufacturing Co. Ltd.	391,350

Thailand – 0.90%
109,400	Kasikornbank PCL – Class F	377,606

United Kingdom – 14.53%
124,082	BP Plc	799,825
59,833	GSK Plc	1,082,606
43,159	Imperial Brands Plc	875,542
132,188	Kingfisher Plc	358,839
134,273	NatWest Group Plc	384,096
369,022	Rolls-Royce Holdings Plc(a)	988,752
17,246	Shell Plc – ADR	1,110,297
58,067	WPP Plc	517,337

		6,117,294

United States – 41.89%
3,907	Alphabet, Inc. - Class A(a)	511,270
6,685	Amdocs Ltd.	564,816
10,891	American International Group, Inc.	659,995
2,917	Applied Materials, Inc.	403,859
29,088	Bank of America Corp.	796,429
10,337	Bank of New York Mellon Corp.	440,873
7,357	Cardinal Health, Inc.	638,735
2,486	Cigna Corp.	711,170
17,404	Citigroup, Inc.	715,827
6,422	Cognizant Technology Solutions Corp. – Class A	435,026
19,987	Comcast Corp. – Class A	886,224
8,870	CVS Health Corp.	619,303
4,192	Emerson Electric Co.	404,821
2,913	FedEx Corp.	771,712
6,196	Fiserv, Inc.(a)	699,900

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

Shares		Value
9,888	Fortrea Holdings, Inc.(a)	$282,698
18,206	Halliburton Co.	737,343
1,047	HCA Healthcare, Inc.	257,541
2,825	JPMorgan Chase & Co.	409,681
1,977	Laboratory Corp. of America Holdings	397,476
2,228	McKesson Corp.	968,846
6,478	Merck & Co., Inc.	666,910
8,261	Micron Technology, Inc.	561,996
4,917	Mohawk Industries, Inc.(a)	421,928
11,812	OneMain Holdings, Inc.	473,543
22,490	Pfizer, Inc.	745,993
4,559	PNC Financial Services Group, Inc.	559,708
4,544	State Street Corp.	304,266
6,715	Textron, Inc.	524,710
25,886	Wells Fargo & Co.	1,057,702

		17,630,301

TOTAL COMMON STOCKS (Cost $33,550,597)		$40,910,199

Shares		Value

PREFERRED STOCKS – 0.81%
South Korea – 0.06%
597	Samsung Electronics Co. Ltd., 2.651%(c)	$24,051

Spain – 0.75%
34,795	Grifols SA – Class B – ADR(a)	318,026

TOTAL PREFERRED STOCKS (Cost $574,382)		$342,077

	Shares	Value

SHORT-TERM INVESTMENTS – 2.07%
Money Market Funds — 2.07%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.20%(d)	871,946	$871,946

TOTAL SHORT-TERM INVESTMENTS (Cost $871,946)		$871,946

Total Investments (Cost $34,996,925) – 100.08%		$42,124,222
Liabilities in Excess of Other Assets – (0.08)%		(33,110)

TOTAL NET ASSETS – 100.00%		$42,091,112

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $410,531 which represented 0.98% of the net assets of the Fund.

(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	The rate shown is the annualized seven day yield as of September 30, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2023

COMMON STOCKS
Aerospace & Defense	5.29%
Air Freight & Logistics	1.83%
Automobile Components	0.77%
Automobiles	0.82%
Banks	13.98%
Beverages	2.26%
Broadline Retail	2.00%
Capital Markets	4.69%
Construction Materials	3.52%
Consumer Finance	1.13%
Consumer Staples Distribution & Retail	1.02%
Diversified Real Estate Investment Trusts	1.96%
Electrical Equipment	1.64%
Energy Equipment & Services	1.75%
Financial Services	1.66%
Health Care Providers & Services	8.54%
Hotels, Restaurants & Leisure	1.10%
Household Durables	2.08%
Insurance	1.57%
Interactive Media & Services	1.22%
IT Services	2.37%
Life Sciences Tools & Services	0.67%
Media	5.30%
Multi-Utilities	0.82%
Oil, Gas & Consumable Fuels	8.38%
Pharmaceuticals	8.71%
Semiconductors & Semiconductor Equipment	3.23%
Software	1.48%
Specialty Retail	1.83%
Technology Hardware, Storage & Peripherals	1.84%
Textiles, Apparel & Luxury Goods	1.08%
Tobacco	2.66%

TOTAL COMMON STOCKS	97.20%

PREFERRED STOCKS
Biotechnology	0.75%
Technology Hardware, Storage & Peripherals	0.06%

TOTAL PREFERRED STOCKS	0.81%

SHORT-TERM INVESTMENTS	2.07%

TOTAL INVESTMENTS	100.08%
Liabilities in Excess of Other Assets	(0.08)%

TOTAL NET ASSETS	100.00%

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2023 (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2023

Shares		Value

COMMON STOCKS – 96.52%

Austria – 2.73%
534,725	Erste Group Bank AG	$18,467,740

Brazil – 11.09%
1,602,574	Embraer SA Sponsored – ADR(a)	21,987,315
832,200	Engie Brasil Energia SA	6,859,187
2,492,133	Neoenergia SA	9,127,566
4,756,100	Sendas Distribuidora SA	11,505,740
714,800	Suzano SA	7,718,882
382,900	Telefonica Brasil SA	3,289,258
4,865,900	TIM SA	14,414,111

		74,902,059

Chile – 1.99%
2,102,284	Empresa Nacional de Telecomunicaciones SA	7,073,459
104,323,311	Enel Chile SA	6,339,345

		13,412,804

China – 24.48%
2,649,700	Alibaba Group Holding Ltd.(a)	28,728,541
11,757,395	China Education Group Holdings Ltd.	9,527,932
14,764,000	Chinasoft International Ltd.(a)	10,473,371
2,444,000	Galaxy Entertainment Group Ltd.	14,623,970
2,239,076	Gree Electric Appliances, Inc. of Zhuhai – Class A	11,181,221
2,793,903	LONGi Green Energy Technology Co. Ltd. – Class A	10,491,909
1,722,146	Midea Group Co. Ltd. – Class A	13,149,641
2,629,500	Ping An Insurance Group Co. of China Ltd. – Class H	14,913,596
5,203,000	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	8,101,095

Shares		Value
15,331,000	Topsports International Holdings Ltd.(b)	$11,590,891
8,748,000	TravelSky Technology Ltd. – Class H	15,084,568
7,430,200	Wynn Macau Ltd.(a)	7,066,228
432,852	ZTO Express Cayman Inc Sponsored – ADR	10,462,033

		165,394,996

Hong Kong – 2.01%
1,041,200	AIA Group Ltd.	8,420,338
147,920	First Pacific Co. Ltd.	58,423
1,971,200	Luk Fook Holdings International Ltd.	5,099,069

		13,577,830

India – 8.45%
1,003,398	HDFC Bank Ltd.	18,402,234
6,469,327	Indus Towers Ltd.(a)	14,909,185
674,008	IndusInd Bank Ltd.	11,554,275
4,138,930	NTPC Ltd.	12,216,606

		57,082,300

Indonesia – 4.54%
32,973,711	Bank Rakyat Indonesia Persero Tbk PT	11,136,307
2,629,912	Gudang Garam Tbk PT	4,186,078
20,881,900	Indofood Sukses Makmur Tbk PT	8,939,150
41,409,715	XL Axiata Tbk PT	6,373,415

		30,634,950

Luxembourg – 1.19%
516,762	Millicom International Cellular SA – SDR(a)	8,010,738

Malaysia – 0.89%
6,794,400	Genting Berhad	6,027,909

Mexico – 7.60%
1,280,455	Cemex SAB de CV Sponsored – ADR(a)	8,322,958
15,057,491	Fibra Uno Administracion SA de CV	25,099,418

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

Shares		Value
3,856,425	Kimberly-Clark de Mexico SAB de CV - Class A	$7,678,551
5,642,238	PLA Administradora Industrial S de RL de CV	10,004,026
512,122	Urbi Desarrollos Urbanos SAB de CV(a)	202,762

		51,307,715

Panama – 3.15%
472,594	Banco Latinoamericano de Comercio Exterior SA – Class E	10,018,993
126,136	Copa Holdings SA – Class A	11,241,240

		21,260,233

Philippines – 2.13%
7,284,529	Bank of the Philippine Islands	14,406,086

Russia – 0.00%
11,121,093	Detsky Mir PJSC(a),(c)	—
236,429	LUKOIL PJSC(c)	—
4,858,073	Mobile TeleSystems PJSC(c)	—
7,919,891	Sberbank of Russia PJSC(c)	—
31,423,480	Sistema PJSFC(c)	—

		—

Singapore – 2.13%
5,299,293	Wilmar International Ltd.	14,420,919

South Africa – 1.04%
760,766	Absa Group Ltd.	7,011,065

Shares		Value
South Korea – 11.65%
141,994	KT&G Corp.	$9,068,050
26,766	LG H&H Co. Ltd.	8,830,364
617,350	Samsung Electronics Co. Ltd.	31,209,594
478,373	Shinhan Financial Group Co. Ltd.	12,589,913
200,410	SK Hynix, Inc.	16,967,651

		78,665,572

Taiwan – 8.82%
1,910,620	Chailease Holding Co. Ltd.	10,728,592
2,240,000	Taiwan Semiconductor Manufacturing Co. Ltd.	36,525,987
265,000	Wiwynn Corp.	12,357,121

		59,611,700

Thailand – 2.63%
40,737,281	Jasmine Broadband Internet Infrastructure Fund - Class F	7,551,710
2,962,200	Kasikornbank PCL – Class F	10,224,367

		17,776,077

TOTAL COMMON STOCKS (Cost $793,609,362)		$651,970,693

PREFERRED STOCKS – 2.48%
Brazil – 2.48%
2,434,000	Petroleo Brasileiro SA, 6.636%(d)	$16,773,684

TOTAL PREFERRED STOCKS (Cost $8,137,859)		$16,773,684

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Shares	Value

SHORT-TERM INVESTMENTS – 1.51%
Money Market Funds — 1.51%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.20%(e)	10,202,189	$10,202,189

TOTAL SHORT-TERM INVESTMENTS (Cost $10,202,189)		$10,202,189

Total Investments (Cost $811,949,410) – 100.51%		$678,946,566
Liabilities in Excess of Other Assets – (0.51)%		(3,453,124)

TOTAL NET ASSETS – 100.00%		$675,493,442

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,590,891 which represented 1.72% of the net assets of the Fund.

(c)	Level 3 asset.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of September 30, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2023

COMMON STOCKS
Aerospace & Defense	3.26%
Air Freight & Logistics	1.55%
Banks	15.36%
Broadline Retail	4.25%
Construction Materials	1.23%
Consumer Staples Distribution & Retail	1.70%
Diversified Consumer Services	1.41%
Diversified Real Estate Investment Trusts	3.72%
Diversified Telecommunication Services	3.82%
Electric Utilities	2.29%
Financial Services	3.07%
Food Products	3.46%
Health Care Providers & Services	1.20%
Hotels, Restaurants & Leisure	6.33%
Household Durables	3.63%
Household Products	1.14%
Independent Power And Renewable Electricity Producers	2.83%
Industrial Real Estate Investment Trusts	1.48%
Insurance	3.46%
IT Services	1.55%
Oil, Gas & Consumable Fuels	0.00%
Paper & Forest Products	1.14%
Passenger Airlines	1.67%
Personal Care Products	1.31%
Semiconductors & Semiconductor Equipment	9.46%
Specialty Retail	2.47%
Technology Hardware, Storage & Peripherals	6.45%
Tobacco	1.96%
Wireless Telecommunication Services	5.32%

TOTAL COMMON STOCKS	96.52%

PREFERRED STOCKS
Oil, Gas & Consumable Fuels	2.48%

TOTAL PREFERRED STOCKS	2.48%

SHORT-TERM INVESTMENTS	1.51%

TOTAL INVESTMENTS	100.51%
Liabilities in Excess of Other Assets	(0.51)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2023

Shares		Value

COMMON STOCKS – 97.71%

Austria – 1.57%
381,400	Addiko Bank AG(a)	$5,121,087

Belgium – 1.02%
450,486	Ontex Group NV(a)	3,304,657

Brazil – 5.72%
4,662,640	Embraer SA(a)	15,973,314
721,600	Neoenergia SA	2,642,897

		18,616,211

Canada – 4.63%
126,961	Corby Spirit and Wine Ltd.	1,350,699
788,759	Dorel Industries, Inc. – Class B(a)	3,362,352
508,950	Heroux-Devtek, Inc.(a)	6,002,856
28,946	Lassonde Industries, Inc. – Class A	2,686,069
166,502	Pason Systems, Inc.	1,652,455

		15,054,431

Chile – 1.45%
77,654,880	Enel Chile SA	4,718,802

China – 1.25%
12,512,900	Boyaa Interactive International Ltd.(a)	862,854
192,504	China Yuchai International Ltd.	1,944,291
7,476,000	Weiqiao Textile Co. – Class H(a)	1,250,622

		4,057,767

France – 5.15%
520,514	Elior Group SA(a),(b)	1,063,474
360,348	Euroapi SA(a)	4,537,528
119,596	LISI	2,813,354
21,230	LISI Registered Shares (ORD 2025)	499,411
53,733	Societe BIC SA	3,542,686
140,961	Vicat SACA	4,302,906

		16,759,359

Germany – 0.77%
62,827	Draegerwerk AG & Co. KGaA	2,519,835

Greece – 0.93%
388,090	Sarantis SA	3,015,765

Shares		Value
Hong Kong – 9.18%
2,059,500	Dickson Concepts International Ltd.	$1,054,609
64,290,000	Emperor Watch & Jewellery Ltd.	1,436,703
18,589,000	First Pacific Co. Ltd.	7,342,007
14,332,020	PAX Global Technology Ltd.	10,095,510
21,776,000	Pico Far East Holdings Ltd.	4,026,490
5,155,500	Yue Yuen Industrial Holdings Ltd.	5,901,200

		29,856,519

Hungary – 1.44%
3,185,470	Magyar Telekom Telecommunications Plc	4,670,344

Ireland – 7.71%
1,781,707	AIB Group Plc	7,985,991
157,305	Avadel Pharmaceuticals Plc Sponsored – ADR(a)	1,620,242
5,696,559	C&C Group Plc	9,661,017
6,284,861	Greencore Group Plc(a)	5,820,133

		25,087,383

Israel – 0.96%
83,250	Taro Pharmaceutical Industries Ltd.(a)	3,139,358

Italy – 2.13%
254,184	Buzzi Unicem SpA	6,946,136

Japan – 16.16%
368,900	Fuji Media Holdings, Inc.	3,952,093
75,200	Fukuda Denshi Co. Ltd.	2,730,543
486,700	Futaba Corp.	1,726,641
292,500	H.U. Group Holdings, Inc.	4,963,452
1,002,700	Hachijuni Bank Ltd.	5,527,528
1,428,700	Hyakugo Bank Ltd.	5,117,526
140,900	Kaken Pharmaceutical Co. Ltd.	3,294,748
215,200	Kissei Pharmaceutical Co. Ltd.	4,873,382

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

Shares		Value
502,300	Koatsu Gas Kogyo Co. Ltd.	$2,540,029
823,544	Komori Corp.	5,824,638
203,000	Medipal Holdings Corp.	3,431,409
332,900	Nihon Parkerizing Co. Ltd.	2,459,710
137,900	Oita Bank Ltd.	2,507,048
88,000	Taisho Pharmaceutical Holdings Co. Ltd.	3,622,388

		52,571,135

Luxembourg – 2.38%
500,811	Millicom International Cellular SA(a)	7,737,530

Mexico – 5.13%
206,820	Cemex SAB de CV Sponsored – ADR(a)	1,344,330
23,747,426	Consorcio ARA SAB de CV	4,919,134
279,501,983	Desarrolladora Homex SAB de CV(a),(c)	192,456
1,298,649	FIBRA Macquarie Mexico(b)	2,176,648
4,639,636	Fibra Uno Administracion SA de CV	7,733,836
806,929	Urbi Desarrollos Urbanos SAB de CV(a),(c)	319,484

		16,685,888

Panama – 2.08%
318,955	Banco Latinoamericano de Comercio Exterior SA – Class E	6,761,846

Slovenia – 1.90%
406,612	Nova Ljubljanska Banka – GDR(b)	6,190,424

South Korea – 3.02%
93,876	Binggrae Co. Ltd.	3,882,205
141,350	S-1 Corp.	5,932,296

		9,814,501

Shares		Value
Spain – 4.31%
1,118,124	Lar Espana Real Estate Socimi SA	$6,549,037
8,089,244	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	7,483,310

		14,032,347

Switzerland – 1.22%
41,792	Sulzer AG Registered	3,985,807

United Kingdom – 17.60%
1,306,210	Balfour Beatty Plc	5,115,799
6,871,682	ITV Plc	5,903,015
2,504,668	J Sainsbury Plc	7,713,195
1,421,528	LSL Property Services Plc	4,509,457
2,813,859	Marks & Spencer Group Plc(a)	8,093,277
5,052,166	Mitie Group Plc	6,303,304
4,918,951	Rolls-Royce Holdings Plc(a)	13,179,763
941,012	Yellow Cake Plc(a),(b)	6,429,521

		57,247,331

TOTAL COMMON STOCKS (Cost $313,289,676)		$317,894,463

PREFERRED STOCKS – 3.94%
Germany – 1.77%
128,284	Draegerwerk AG & Co. KGaA, 0.451%(d)	$5,747,128

Spain – 2.17%
773,573	Grifols SA – Class B – ADR(a)	7,070,458

TOTAL PREFERRED STOCKS (Cost $12,652,133)		$12,817,586

INVESTMENT COMPANIES – 0.68%
Canada – 0.68%
129,821	Sprott Physical Uranium Trust	$2,215,535

TOTAL INVESTMENT COMPANIES (Cost $1,180,763)		$2,215,535

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Shares	Value

SHORT-TERM INVESTMENTS – 0.25%
Money Market Funds — 0.25%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.20%(e)	821,605	$821,605

TOTAL SHORT-TERM INVESTMENTS (Cost $821,605)		$821,605

Total Investments (Cost $327,944,177) – 102.58%		$333,749,189
Liabilities in Excess of Other Assets – (2.58)%		(8,402,737)

TOTAL NET ASSETS – 100.00%		$325,346,452

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,860,068 which represented 4.87% of the net assets of the Fund.

(c)	Affiliated issuer. See Note 3 in the Notes to Financial Statements.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of September 30, 2023.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2023

COMMON STOCKS
Aerospace & Defense	11.82%
Banks	9.96%
Beverages	3.39%
Chemicals	1.54%
Commercial Services & Supplies	4.86%
Construction & Engineering	1.57%
Construction Materials	3.86%
Consumer Staples Distribution & Retail	4.86%
Diversified Real Estate Investment Trusts	4.39%
Diversified Telecommunication Services	1.44%
Electric Utilities	2.26%
Electrical Equipment	0.53%
Electronic Equipment, Instruments & Components	3.10%
Energy Equipment & Services	0.51%
Entertainment	0.27%
Financial Services	2.08%
Food Products	6.07%
Health Care Equipment & Supplies	1.61%
Health Care Providers & Services	2.58%
Hotels, Restaurants & Leisure	0.33%
Household Durables	2.70%
Industrial Real Estate Investment Trusts	0.67%
Insurance	2.30%
Machinery	3.61%
Media	4.27%
Personal Care Products	1.95%
Pharmaceuticals	6.47%
Real Estate Management & Development	1.39%
Specialty Retail	0.77%
Textiles, Apparel & Luxury Goods	2.19%
Trading Companies & Distributors	1.98%
Wireless Telecommunication Services	2.38%

TOTAL COMMON STOCKS	97.71%

PREFERRED STOCKS
Biotechnology	2.17%
Health Care Equipment & Supplies	1.77%

TOTAL PREFERRED STOCKS	3.94%

INVESTMENT COMPANIES
Trading Companies & Distributors	0.68%

TOTAL INVESTMENT COMPANIES	0.68%

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2023 (continued)

SHORT-TERM INVESTMENTS	0.25%

TOTAL INVESTMENTS	102.58%
Liabilities in Excess of Other Assets	(2.58)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2023

Shares		Value

COMMON STOCKS – 96.04%

Aerospace & Defense – 15.22%
33,111	Embraer SA Sponsored – ADR(a)	$454,283
4,175	Moog, Inc. – Class A	471,608
4,589	National Presto Industries, Inc.	332,519
35,302	Park Aerospace Corp.	548,240

		1,806,650

Banks – 2.50%
9,951	Eagle Bancorp Montana, Inc.	117,621
7,157	National Bankshares, Inc.	179,211

		296,832

Biotechnology – 2.78%
15,138	Eagle Pharmaceuticals, Inc.(a)	238,726
11,508	PDL BioPharma, Inc.(a),(b)	1,871
394	United Therapeutics Corp.(a)	88,993

		329,590

Chemicals – 1.54%
3,531	Scotts Miracle-Gro Co.	182,482

Commercial Services & Supplies – 4.49%
28,035	Healthcare Services Group, Inc.	292,405
1,478	UniFirst Corp.	240,929

		533,334

Communications Equipment – 5.32%
40,734	NETGEAR, Inc.(a)	512,841
44,205	Ribbon Communications, Inc.(a)	118,469

		631,310

Construction & Engineering – 2.83%
62,585	Orion Group Holdings, Inc.(a)	335,455

Construction Materials – 1.74%
15,077	Buzzi Unicem SpA – ADR	206,877

Consumer Staples Distribution & Retail – 2.52%
3,966	Ingles Markets, Inc. – Class A	298,759

Shares		Value
Electronic Equipment, Instruments & Components – 3.61%
41,573	Arlo Technologies, Inc.(a)	$428,202

Energy Equipment & Services – 4.04%
17,022	Dril-Quip, Inc.(a)	479,510

Health Care Equipment & Supplies – 2.21%
19,410	LENSAR, Inc.(a)	59,977
2,356	Utah Medical Products, Inc.	202,616

		262,593

Health Care Providers & Services – 2.34%
16,457	Pediatrix Medical Group, Inc.(a)	209,168
3,187	Premier, Inc. – Class A	68,521

		277,689

Household Durables – 0.98%
27,434	Dorel Industries, Inc. – Class B(a)	116,947

Insurance – 5.46%
24,871	Crawford & Co. – Class A	232,295
6,285	Mercury General Corp.	176,169
547	National Western Life Group, Inc. – Class A	239,307

		647,771

Leisure Products – 1.58%
19,191	American Outdoor Brands, Inc.(a)	187,688

Machinery – 12.33%
5,179	Flowserve Corp.	205,969
34,080	Graham Corp.(a)	565,728
11,118	Hurco Companies, Inc.	249,377
5,870	Kennametal, Inc.	146,045
15,693	L.B. Foster Co. – Class A(a)	296,755

		1,463,874

Multi-Utilities – 1.49%
5,477	Avista Corp.	177,290

Office Real Estate Investment Trusts – 2.49%
16,121	Equity Commonwealth	296,143

Oil, Gas & Consumable Fuels – 4.65%
2,739	Chesapeake Energy Corp.	236,184
14,065	World Fuel Services Corp.	315,478

		551,662

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

Shares		Value
Personal Care Products – 3.85%
12,353	Edgewell Personal Care Co.	$456,567

Pharmaceuticals – 8.64%
9,882	Avadel Pharmaceuticals Plc Sponsored – ADR(a)	101,785
29,341	Elanco Animal Health, Inc.(a)	329,793
20,837	Phibro Animal Health Corp. – Class A	266,088
5,742	Prestige Consumer Healthcare, Inc.(a)	328,385

		1,026,051

Software – 1.50%
18,811	SolarWinds Corp.(a)	177,576

Shares		Value
Textiles, Apparel & Luxury Goods – 1.93%
57,839	Hanesbrands, Inc.	$229,042

TOTAL COMMON STOCKS (Cost $10,716,319)		$11,399,894

INVESTMENT COMPANIES – 2.27%

Trading Companies & Distributors – 2.27%
15,835	Sprott Physical Uranium Trust	$270,241

TOTAL INVESTMENT COMPANIES (Cost $181,252)		$270,241

	Shares	Value

SHORT-TERM INVESTMENTS – 7.78%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.20%, (c)	923,236	$923,236

TOTAL SHORT-TERM INVESTMENTS (Cost $923,236)		$923,236

Total Investments (Cost $11,820,807) – 106.09%		$12,593,371
Liabilities in Excess of Other Assets – (6.09)%		(723,388)

TOTAL NET ASSETS – 100.00%		$11,869,983

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Level 3 asset.
(c)	The rate shown is the annualized seven day yield as of September 30, 2023.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Small Cap Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2023

COMMON STOCKS
Brazil	3.83%
Canada	0.98%
Ireland	0.86%
Italy	1.74%
United States	88.63%

TOTAL COMMON STOCKS	96.04%

INVESTMENT COMPANIES
Canada	2.27%

TOTAL INVESTMENT COMPANIES	2.27%

SHORT-TERM INVESTMENTS	7.78%

TOTAL INVESTMENTS	106.09%
Liabilities in Excess of Other Assets	(6.09)%

TOTAL NET ASSETS	100.00%

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2023

	Shares	Value

COMMON STOCKS – 0.00%
Home Construction – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	1,564	$619

TOTAL COMMON STOCKS (Cost $292,050)		$619

	Principal Amount	Value

FEDERAL AND FEDERALLY SPONSORED CREDITS – 3.57%
Federal Home Loan Mortgage Corporation – 1.11%
Pool A9-3505 4.500%, 8/1/2040	$35,900	$33,961
Pool G0-6018 6.500%, 4/1/2039	11,563	11,784
Pool G1-8578 3.000%, 12/1/2030	430,261	400,548
Pool SD-8001 3.500%, 7/1/2049	153,539	133,929
Pool SD-8003 4.000%, 7/1/2049	176,823	159,618

		739,840

Federal National Mortgage Association – 2.46%
Pool 934124 5.500%, 7/1/2038	27,384	27,279
Pool AL9865 3.000%, 2/1/2047	606,566	509,577
Pool AS6201 3.500%, 11/1/2045	181,768	159,743
Pool BJ2553 3.500%, 12/1/2047	178,438	156,223
Pool BN6683 3.500%, 6/1/2049	308,915	270,278
Pool CA1624 3.000%, 4/1/2033	369,452	338,361
Pool MA0918 4.000%, 12/1/2041	76,294	69,854
Pool MA3687 4.000%, 6/1/2049	120,466	108,777

		1,640,092

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $2,684,950)		$2,379,932

OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 5.824%, 10/25/2036(b)	$272	$236

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $269)		$236

US GOVERNMENTS – 58.43%
Sovereign Government – 58.43%
United States Treasury Bond
4.750%, 2/15/2037	$5,775,000	$5,875,160
3.500%, 2/15/2039	1,750,000	1,511,768
3.750%, 11/15/2043	6,860,000	5,822,961
3.000%, 5/15/2047	2,000,000	1,467,266

		14,677,155

United States Treasury Note
2.375%, 8/15/2024	3,260,000	3,173,788

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Principal Amount	Value
2.250%, 2/15/2027	$7,175,000	$6,620,899
2.375%, 5/15/2029	11,325,000	10,064,209
1.625%, 5/15/2031	5,500,000	4,465,313

		24,324,209

TOTAL US GOVERNMENTS (Cost $44,002,625)		$39,001,364

CONVERTIBLE BONDS – 1.61%
Software – 1.61%
MicroStrategy, Inc. 0.000%, 2/15/2027(c)	$1,540,000	$1,072,302

TOTAL CONVERTIBLE BONDS (Cost $1,248,441)		$1,072,302

CORPORATE BONDS – 29.78%
Asset Management – 1.07%
Charles Schwab Corp. 5.375% (U.S. Treasury Yield Curve Rate CMT 5Y + 4.971%), 6/1/2025(d)	$745,000	$715,742

Automotive – 1.23%
Ford Motor Credit Co. LLC
3.375%, 11/13/2025	350,000	324,736
2.700%, 8/10/2026	555,000	495,263

		819,999

Banking – 5.65%
Bank of America Corp. 4.450%, 3/3/2026	1,235,000	1,189,466
Citigroup, Inc. 4.400%, 6/10/2025	1,080,000	1,047,961
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	186,532
USB Capital IX 6.590% (CME Term SOFR 3M + 1.282%, minimum of 6.590%), Perpetual, 11/3/2023(d)	1,830,000	1,348,087

		3,772,046

Cable & Satellite – 0.43%
Charter Communications Operating LLC 4.908%, 7/23/2025	295,000	288,260

Commercial Support Services – 2.31%
Prime Security Services Borrower LLC
5.750%, 4/15/2026(e)	715,000	693,670
6.250%, 1/15/2028(e)	915,000	847,444

		1,541,114

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Principal Amount	Value
Containers & Packaging – 0.98%
Mauser Packaging Solutions Holding Co. 9.250%, 4/15/2027(e)	$310,000	$270,966
Sealed Air Corp. 4.000%, 12/1/2027(e)	430,000	383,688

		654,654

Electric Utilities – 1.64%
American Transmission Systems, Inc. 2.650%, 1/15/2032(e)	600,000	474,308
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	175,077
FirstEnergy Corp. 7.375%, 11/15/2031	410,000	447,415

		1,096,800

Food – 0.92%
Pilgrim’s Pride Corp. 4.250%, 4/15/2031	735,000	613,141

Health Care Facilities & Services – 1.48%
Tenet Healthcare Corp. 4.875%, 1/1/2026	1,030,000	986,771

Home Construction – 2.54%
PulteGroup, Inc. 5.500%, 3/1/2026	980,000	973,258
Toll Brothers Finance Corp. 4.875%, 11/15/2025	745,000	724,276

		1,697,534

Household Products – 1.18%
Coty, Inc. 5.000%, 4/15/2026(e)	821,000	788,673

Institutional Financial Services – 0.72%
Goldman Sachs Group, Inc. 3.800% (U.S. Treasury Yield Curve Rate CMT 5Y + 2.969%), 5/10/2026(d)	585,000	477,024

Internet Media & Services – 3.05%
Expedia Group, Inc.
3.800%, 2/15/2028	130,000	118,764
3.250%, 2/15/2030	325,000	274,886
Meta Platforms, Inc. 4.950%, 5/15/2033	655,000	627,718
Netflix, Inc. 4.375%, 11/15/2026	1,050,000	1,012,347

		2,033,715

Leisure Facilities & Services – 1.15%
Travel + Leisure Co. 6.625%, 7/31/2026(e)	785,000	763,805

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Principal Amount	Value
Oil & Gas Producers – 1.86%
Hess Midstream Operations LP 4.250%, 2/15/2030(e)	$365,000	$307,782
Range Resources Corp. 4.875%, 5/15/2025	960,000	930,940

		1,238,722

REIT – 0.89%
Iron Mountain, Inc. 4.875%, 9/15/2027(e)	645,000	594,919

Software – 1.70%
VMware, Inc.
4.500%, 5/15/2025	215,000	210,017
3.900%, 8/21/2027	995,000	926,952

		1,136,969

Telecommunications – 0.98%
Sprint Spectrum Co. LLC 5.152%, 3/20/2028(e)	373,500	366,944
T-Mobile USA, Inc. 4.750%, 2/1/2028	300,000	287,555

		654,499

TOTAL CORPORATE BONDS (Cost $21,224,646)		$19,874,387

FOREIGN ISSUER BONDS – 2.29%
Chemicals – 0.61%
Methanex Corp.
5.125%, 10/15/2027	$250,000	$230,618
5.250%, 12/15/2029	200,000	178,349

		408,967

Oil, Gas Services & Equipment – 0.48%
Transocean, Inc. 8.750%, 2/15/2030(e)	313,500	320,554

Telecommunications – 1.20%
SoftBank Group Corp. 4.750%, 9/19/2024	200,000	194,000
Telecom Italia Capital SA 6.375%, 11/15/2033	695,000	602,615

		796,615

TOTAL FOREIGN ISSUER BONDS (Cost $1,752,663)		$1,526,136

ASSET BACKED SECURITIES – 1.41%
Specialty Finance – 1.41%
SLM Private Credit Student Loan Trust Series 2004-B, 6.101%, (CME Term SOFR 3M + 0.692%), 9/15/2033(d)	$281,392	$273,908

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Principal Amount	Value

SLM Private Credit Student Loan Trust Series 2005-A, 5.981%, (CME Term SOFR 3M + 0.572%), 12/15/2038(d)	$207,245	$200,693
SLM Private Credit Student Loan Trust Series 2006-A, 5.961%, (CME Term SOFR 3M + 0.552%), 6/15/2039(d)	361,816	348,759
SLM Private Credit Student Loan Trust Series 2007-A, 5.911%, (CME Term SOFR 3M + 0.502%), 12/16/2041(d)	122,140	117,914

TOTAL ASSET BACKED SECURITIES (Cost $909,092)		$941,274

	Shares	Value
SHORT-TERM INVESTMENTS – 2.13%

Money Market Funds – 2.13%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.20%(f)	1,422,946	$1,422,946

TOTAL SHORT-TERM INVESTMENTS (Cost $1,422,946)		$1,422,946

Total Investments (Cost $73,537,682) – 99.22%		$66,219,196
Other Assets in Excess of Liabilities – 0.78%		523,275

Total Net Assets – 100.00%		$66,742,471

Percentages are stated as a percent of net assets.

SOFR Secured Overnight Financing Rate

LP Limited Partnership

REIT Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Zero coupon bond.
(d)	Variable rate security. The coupon is based on a reference index and spread index.
(e)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,812,753 which represented 8.71% of the net assets of the Fund.

(f)	The rate shown is the annualized seven day yield as of September 30, 2023.

The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

(This Page Intentionally Left Blank)

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2023

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1), (2)
Unaffiliated issuers	$652,612,091		$42,124,222
Affiliated issuers	—		—
Foreign Currency(1)	74,408		12,721
Cash	—		—
Receivables:
Securities sold	5,636,662		—
Fund shares sold	2,454,607		—
Dividends and interest	2,494,378		55,793
Tax reclaims	2,195,007		77,779
Securities lending	401		—
Prepaid expenses and other assets	42,202		33,977

Total Assets	665,509,756		42,304,492

LIABILITIES
Payables:
Securities purchased	4,117,190		—
Fund shares redeemed	2,421,411		116,076
Overdraft payable	—		—
12b-1 Fee	14,228		438
Trustee Fees	25,788		1,694
Custodian Fee	5,575		1,502
Foreign capital gains taxes	—		—
Dividends payable	66,366		1,600
Accrued expenses	145,197		63,857
Due to Advisor.	370,878		28,213
Due to broker.	—		—

Total Liabilities	7,166,633		213,380

NET ASSETS	$658,343,123		$42,091,112

COMPONENTS OF NET ASSETS
Paid in Capital	$759,837,528		$33,948,092
Total distributable earnings (loss)	(101,494,405)		8,143,020

Total Net Assets.	$658,343,123		$42,091,112

Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$43,909,528		$1,122,787
Shares outstanding (unlimited shares authorized without par value)	2,419,776		43,514
Offering and redemption price.	$18.15		$25.80

Maximum offering price per share*	$19.26		$27.37

Class C Shares
Net Assets	$7,326,846		$342,439
Shares outstanding (unlimited shares authorized without par value)	411,932		13,437
Offering and redemption price.	$17.79		$25.48

Class I Shares
Net Assets	$553,017,666		$40,625,886
Shares outstanding (unlimited shares authorized without par value)	30,185,621		1,554,774
Offering and redemption price.	$18.32		$26.13

Class R6 Shares
Net Assets	$54,089,083	$	N/A
Shares outstanding (unlimited shares authorized without par value)	2,927,832		N/A
Offering and redemption price.	$18.47	$	N/A

(1) Cost of:
Investments in securities
Unaffiliated issuers	$654,730,079		$34,996,925
Affiliated issuers	—		—
Foreign currency.	74,406		12,721
(2) Market value of securities loaned of:	$11,915,564		$—

*

Includes a sales load of 5.75% for the International, Global, Emerging Markets, International Small Cap, and Small Cap Value Funds and 3.75% for the Core Plus Fund. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2023 (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund		Brandes Core Plus Fixed Income Fund

$678,946,566	$333,237,249		$12,593,371		$66,219,196
—	511,940		—		—
—	22,050		—		—
—	27,461		—		—

—	—		—		—
3,747,044	197,312		30,313		53,708
2,550,215	999,207		12,157		629,375
227,882	483,429		—		—
—	—		—		—
36,001	28,601		26,062		38,115

685,507,708	335,507,249		12,661,903		66,940,394

3,993,414	—		742,874		—
1,473,248	9,702,080		5,142		67,475
—	—		—		2,441
32,683	12,165		458		272
28,016	13,295		384		2,591
12,137	4,932		258		259
1,411,155	—		—		—
540,723	4,482		—		—
219,717	154,855		36,843		105,559
534,717	268,988		5,961		19,326
1,768,456	—		—		—

10,014,266	10,160,797		791,920		197,923

$675,493,442	$325,346,452		$11,869,983		$66,742,471

$1,089,677,125	$472,091,381		$11,522,253		$76,636,566
(414,183,683)	(146,744,929)		347,730		(9,894,095)

$675,493,442	$325,346,452		$11,869,983		$66,742,471

$141,633,600	$48,905,878		$2,345,384		$1,347,632
18,247,331	3,520,925		178,732		170,564
$7.76	$13.89		$13.12		$7.90

$8.23	$14.74		$13.92		$8.21

$4,433,888	$3,028,624	$	N/A	$	N/A
576,266	226,759		N/A		N/A
$7.69	$13.36	$	N/A	$	N/A

$520,755,718	$272,893,333		$9,411,745		$65,394,745
66,637,045	19,531,511		707,467		8,197,819
$7.81	$13.97		$13.30		$7.98

$8,670,236	$518,617		$112,854		$94
1,100,989	36,925		9,037		12
$7.87	$14.05		$12.49		$7.98

$811,949,410	$297,061,303		$11,820,807		$73,537,682
—	30,882,874		—		—
—	22,050		—		—
$—	$—		$—		$—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2023

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$24,922,722	$1,389,318
Less: Foreign taxes withheld	(2,461,598)	(86,634)
Interest income	—	—
Income from securities lending	117,317	1,651

Total Income	22,578,441	1,304,335

Expenses
Advisory fees (Note 3)	4,470,874	335,464
Custody fees	71,744	7,103
Administration fees (Note 3)	138,272	19,172
Insurance expense	24,694	1,973
Legal fees	72,424	5,314
Printing fees	39,935	3,571
Miscellaneous.	90,678	11,382
Registration expense	78,815	45,445
Trustees fees	97,189	6,868
Transfer agent fees	128,272	9,026
12b-1 Fees – Class A	95,616	2,371
12b-1 Fees – Class C	54,399	4,682
Shareholder Service Fees – Class C	18,133	1,561
Sub-Transfer Agency Fees – Class I	231,715	14,199
Auditing fees.	60,075	48,861
Expenses recouped.	—	—

Total expenses	5,672,835	516,992
Expenses waived by Advisor	(471,697)	(89,159)
Expenses waived by Service Provider.	—	—

Total net expenses.	5,201,138	427,833

Net investment income.	17,377,303	876,502

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(19,081,764)	1,182,465
Foreign currency transactions.	90,783	4,807

Net realized gain (loss)	(18,990,981)	1,187,272

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (net of increase in estimated foreign capital gains taxes of $1,071,739 for the Emerging Markets Fund)	196,610,998	8,635,965
Affiliated investments	—	—
Foreign currency transactions.	93,879	5,116

Net change in unrealized appreciation (depreciation)	196,704,877	8,641,081

Net realized and unrealized gain (loss) on investments and foreign currency transactions	177,713,896	9,828,353

Net increase (decrease) in net assets resulting from operations	$195,091,199	$10,704,855

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2023 (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$27,435,329	$11,026,379	$157,652	$86,395
(3,509,681)	(1,060,291)	(651)	—
—	—	—	2,305,285
—	174	—	—

23,925,648	9,966,262	157,001	2,391,680

6,489,238	2,801,342	49,048	218,375
126,192	52,146	5,861	2,946
157,015	73,450	11,097	23,427
32,575	12,729	188	2,911
83,629	35,983	742	7,955
61,661	15,922	6,244	5,701
124,118	58,018	5,668	13,148
80,122	62,904	46,051	48,766
112,925	48,064	1,077	10,427
147,015	63,451	1,507	13,427
347,931	113,362	3,494	2,053
37,529	24,497	—	—
12,510	8,166	—	—
233,222	110,948	2,656	15,701
74,031	50,699	44,904	47,867
—	8,878	—	—

8,119,713	3,540,559	178,537	412,704
(138,307)	(23,094)	(111,993)	(192,628)
—	—	—	(31,197)

7,981,406	3,517,465	66,544	188,879

15,944,242	6,448,797	90,457	2,202,801

(9,407,945)	2,626,764	217,142	(338,518)
(131,926)	(177,732)	107	—

(9,539,871)	2,449,032	217,249	(338,518)

179,020,784	100,836,461	1,114,457	(539,401)
—	(135,084)	—	—
(12,191)	9,030	11	—

179,008,593	100,710,407	1,114,468	(539,401)

169,468,722	103,159,439	1,331,717	(877,919)

$185,412,964	$109,608,236	$1,422,174	$1,324,882

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$17,377,303	$22,726,938	$876,502	$979,711
Net realized gain (loss) on:
Investments	(19,081,764)	(7,063,815)	1,182,465	827,801
Foreign currency transactions	90,783	(700,900)	4,807	(15,285)
Net unrealized appreciation (depreciation) on:
Investments	196,610,998	(175,999,556)	8,635,965	(9,975,356)
Foreign currency transactions	93,879	(241,080)	5,116	(8,435)

Net increase (decrease) in net assets resulting from operations	195,091,199	(161,278,413)	10,704,855	(8,191,564)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(982,193)	(1,652,905)	(28,987)	(48,584)
Class C.	(124,383)	(283,709)	(14,198)	(44,233)
Class I	(13,201,875)	(21,959,633)	(1,303,715)	(2,627,232)
Class R6	(1,245,833)	(2,164,915)	N/A	N/A
Return of Capital
Class A	—	—	—	—
Class C.	—	—	—	—
Class I	—	—	—	—
Class R6	—	—	N/A	N/A

Decrease in net assets from distributions	(15,554,284)	(26,061,162)	(1,346,900)	(2,720,049)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	181,227,234	155,549,525	2,921,723	4,123,658
Net asset value of shares issued on reinvestment of distributions	15,210,215	25,539,391	1,337,641	2,702,811
Cost of shares redeemed	(178,850,167)	(190,614,438)	(8,015,333)	(6,640,211)

Net increase (decrease) in net assets from capital share transactions	17,587,282	(9,525,522)	(3,755,969)	186,258

Total increase (decrease) in net assets	197,124,197	(196,865,097)	5,601,986	(10,725,355)

NET ASSETS
Beginning of the Period	461,218,926	658,084,023	36,489,126	47,214,481

End of the Period.	$658,343,123	$461,218,926	$42,091,112	$36,489,126

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Emerging Markets Value Fund		Brandes International Small Cap Equity Fund

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$15,944,242	$31,157,791	$6,448,797	$12,705,911
Net realized gain (loss) on:
Investments	(9,407,945)	(147,485,351)	2,626,764	10,322,771
Foreign currency transactions	(131,926)	(1,097,201)	(177,732)	(356,356)
Net unrealized appreciation (depreciation) on:
Investments	179,020,784	(199,723,228)	100,701,377	(126,328,324)
Foreign currency transactions	(12,191)	(31,431)	9,030	(81,548)

Net increase (decrease) in net assets resulting from operations	185,412,964	(317,179,420)	109,608,236	(103,737,546)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(2,095,363)	(6,347,674)	(739,891)	(3,489,657)
Class C.	(28,354)	(230,284)	(29,797)	(243,386)
Class I	(8,705,978)	(27,374,946)	(4,690,866)	(16,390,870)
Class R6	(147,308)	(1,596,820)	(9,174)	(592,142)
Return of Capital
Class A	—	(131,028)	—	—
Class C.	—	(3,375)	—	—
Class I	—	(463,081)	—	—
Class R6	—	(21,696)	—	—

Decrease in net assets from distributions	(10,977,003)	(36,168,904)	(5,469,728)	(20,716,055)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	145,204,047	306,487,134	68,732,747	41,558,199
Net asset value of shares issued on reinvestment of distributions	9,170,438	29,062,823	5,427,552	20,677,171
Cost of shares redeemed	(273,965,187)	(660,047,927)	(90,520,043)	(105,048,010)

Net increase (decrease) in net assets from capital share transactions	(119,590,702)	(324,497,970)	(16,359,744)	(42,812,640)

Total increase (decrease) in net assets	54,845,259	(677,846,294)	87,778,764	(167,266,241)

NET ASSETS
Beginning of the Period	620,648,183	1,298,494,477	237,567,688	404,833,929

End of the Period.	$675,493,442	$620,648,183	$325,346,452	$237,567,688

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Small Cap Value Fund		Brandes Core Plus Fixed Income Fund

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$90,457	$59,961	$2,202,801	$1,790,420
Net realized gain (loss) on:
Investments	217,142	(528,735)	(338,518)	(715,460)
Foreign currency transactions	107	454	—	—
Net unrealized appreciation (depreciation) on:
Investments	1,114,457	(612,750)	(539,401)	(10,087,293)
Foreign currency transactions	11	15	—	—

Net increase (decrease) in net assets resulting from operations	1,422,174	(1,081,055)	1,324,882	(9,012,333)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(23,984)	(39,140)	(27,393)	(29,564)
Class C.	N/A	N/A	N/A	N/A
Class I	(107,346)	(130,366)	(2,163,987)	(1,755,824)
Class R6	(2,384)	(109)	(5,116)	(4)
Return of Capital
Class A	—	—	—	—
Class C.	N/A	N/A	N/A	N/A
Class I	—	—	—	—
Class R6	—	—	—	—

Decrease in net assets from distributions	(133,714)	(169,615)	(2,196,496)	(1,785,392)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,429,869	8,335,910	25,725,843	19,856,759
Net asset value of shares issued on reinvestment of distributions	132,847	169,533	2,168,094	1,763,157
Cost of shares redeemed	(1,861,305)	(5,504,192)	(21,001,036)	(29,217,438)

Net increase (decrease) in net assets from capital share transactions	6,701,411	3,001,251	6,892,901	(7,597,522)

Total increase (decrease) in net assets	7,989,871	1,750,581	6,021,287	(18,395,247)

NET ASSETS
Beginning of the Period	3,880,112	2,129,531	60,721,184	79,116,431

End of the Period.	$11,869,983	$3,880,112	$66,742,471	$60,721,184

The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank)

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes International Equity Fund
Class A
9/30/2023	$12.97	0.46	5.14	5.60	(0.42)	$18.15
9/30/2022	$18.12	0.60	(5.02)	(4.42)	(0.73)	$12.97
9/30/2021	$13.51	0.53	4.54	5.07	(0.46)	$18.12
9/30/2020	$16.02	0.26	(2.40)	(2.14)	(0.37)	$13.51
9/30/2019	$17.71	0.53	(1.59)	(1.06)	(0.63)	$16.02
Class C
9/30/2023	$12.72	0.30	5.07	5.37	(0.30)	$17.79
9/30/2022	$17.78	0.43	(4.89)	(4.46)	(0.60)	$12.72
9/30/2021	$13.27	0.43	4.47	4.90	(0.39)	$17.78
9/30/2020	$15.76	0.13	(2.33)	(2.20)	(0.29)	$13.27
9/30/2019	$17.47	0.40	(1.58)	(1.18)	(0.53)	$15.76
Class I
9/30/2023	$13.08	0.51	5.19	5.70	(0.46)	$18.32
9/30/2022	$18.21	0.62	(5.03)	(4.41)	(0.72)	$13.08
9/30/2021	$13.57	0.57	4.57	5.14	(0.50)	$18.21
9/30/2020	$16.07	0.27	(2.37)	(2.10)	(0.40)	$13.57
9/30/2019	$17.76	0.56	(1.60)	(1.04)	(0.65)	$16.07
Class R6
9/30/2023	$13.18	0.52	5.23	5.75	(0.46)	$18.47
9/30/2022	$18.32	0.63	(5.06)	(4.43)	(0.71)	$13.18
9/30/2021	$13.64	0.57	4.62	5.19	(0.51)	$18.32
9/30/2020	$16.15	0.36	(2.47)	(2.11)	(0.40)	$13.64
9/30/2019	$17.83	0.59	(1.61)	(1.02)	(0.66)	$16.15

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	As of June 30, 2019, the expense cap for the class changed from 1.00% to 0.85%.
(5)	As of June 30, 2019, the expense cap for the class changed from 0.82% to 0.75%.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

43.29%	$43.9	1.13%		2.69%	1.13%		2.69%	21.81%
(25.05)%	$27.9	1.12%		3.57%	1.13%		3.56%	28.67%
37.55%	$38.2	1.10%		3.03%	1.11%		3.02%	30.41%
(13.42)%	$22.1	1.13%		1.80%	1.14%		1.79%	23.20%
(5.98)%	$32.0	1.16%		3.21%	1.16%		3.21%	14.43%

42.25%	$7.3	1.89%		1.81%	1.89%		1.81%	21.81%
(25.64)%	$5.9	1.87%		2.58%	1.88%		2.57%	28.67%
36.90%	$8.8	1.54%		2.51%	1.56%		2.49%	30.41%
(14.06)%	$7.6	1.88%		1.01%	1.89%		1.00%	23.20%
(6.73)%	$13.1	1.91%		2.46%	1.91%		2.46%	14.43%

43.66%	$553.0	0.85%		2.94%	0.93%		2.86%	21.81%
(24.83)%	$387.4	0.85%		3.66%	0.93%		3.58%	28.67%
37.87%	$552.2	0.85%		3.25%	0.91%		3.19%	30.41%
(13.13)%	$401.7	0.85%		2.03%	0.94%		1.94%	23.20%
(5.82)%	$622.4	0.94	%(4)	3.43%	0.96	%(4)	3.41%	14.43%

43.76%	$54.1	0.75%		2.99%	0.88%		2.86%	21.81%
(24.76)%	$40.1	0.75%		3.69%	0.88%		3.56%	28.67%
38.03%	$58.8	0.75%		3.28%	0.86%		3.17%	30.41%
(13.08)%	$47.8	0.75%		2.35%	0.89%		2.21%	23.20%
(5.69)%	$35.9	0.80	%(5)	3.57%	0.91	%(5)	3.46%	14.43%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A
9/30/2023	$20.42	0.48	5.67	6.15	(0.44)	(0.33)
9/30/2022	$26.53	0.49	(5.09)	(4.60)	(0.61)	(0.90)
9/30/2021	$19.30	0.55	7.54	8.09	(0.56)	(0.30)
9/30/2020	$21.75	0.28	(2.33)	(2.05)	(0.40)	—
9/30/2019	$24.61	0.47	(1.80)	(1.33)	(0.48)	(1.05)
Class C
9/30/2023	$20.17	0.28	5.61	5.89	(0.25)	(0.33)
9/30/2022	$26.25	0.29	(5.01)	(4.72)	(0.46)	(0.90)
9/30/2021	$19.16	0.37	7.47	7.84	(0.45)	(0.30)
9/30/2020	$21.60	0.17	(2.35)	(2.18)	(0.26)	—
9/30/2019	$24.45	0.30	(1.78)	(1.48)	(0.32)	(1.05)
Class I
9/30/2023	$20.66	0.54	5.75	6.29	(0.49)	(0.33)
9/30/2022	$26.78	0.55	(5.14)	(4.59)	(0.63)	(0.90)
9/30/2021	$19.46	0.64	7.59	8.23	(0.61)	(0.30)
9/30/2020	$21.91	0.38	(2.39)	(2.01)	(0.44)	—
9/30/2019	$24.77	0.53	(1.81)	(1.28)	(0.53)	(1.05)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$25.80	30.29%	$1.1	1.25%	1.88%	1.43%	1.70%	17.28%
$20.42	(18.30)%	$0.8	1.25%	1.95%	1.42%	1.78%	14.57%
$26.53	42.30%	$0.8	1.25%	2.21%	1.41%	2.05%	20.46%
$19.30	(9.41)%	$0.9	1.25%	1.56%	1.58%	1.23%	17.16%
$21.75	(5.22)%	$1.5	1.25%	2.11%	1.56%	1.81%	12.11%

$25.48	29.35%	$0.3	2.00%	1.14%	2.18%	0.96%	17.28%
$20.17	(18.91)%	$0.6	2.00%	1.17%	2.17%	1.00%	14.57%
$26.25	41.21%	$0.9	2.00%	1.50%	1.78%	1.72%	20.46%
$19.16	(10.08)%	$0.7	2.00%	0.84%	2.32%	0.52%	17.16%
$21.60	(5.91)%	$1.2	2.00%	1.37%	2.32%	1.05%	12.11%

$26.13	30.60%	$40.6	1.00%	2.11%	1.21%	1.90%	17.28%
$20.66	(18.08)%	$35.2	1.00%	2.18%	1.22%	1.96%	14.57%
$26.78	42.67%	$45.5	1.00%	2.52%	1.20%	2.32%	20.46%
$19.46	(9.18)%	$28.6	1.00%	1.83%	1.36%	1.47%	17.16%
$21.91	(4.98)%	$33.4	1.00%	2.37%	1.36%	2.00%	12.11%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Return of capital
Brandes Emerging Markets Value Fund
Class A
9/30/2023	$5.92	0.16	1.79	1.95	(0.11)	—
9/30/2022	$8.66	0.28	(2.75)	(2.47)	(0.27)	—	(4)
9/30/2021	$7.04	0.18	1.54	1.72	(0.10)	—
9/30/2020	$8.57	0.13	(1.49)	(1.36)	(0.17)	—
9/30/2019	$8.46	0.19	0.07	0.26	(0.15)	—
Class C
9/30/2023	$5.86	0.09	1.79	1.88	(0.05)	—
9/30/2022	$8.59	0.22	(2.72)	(2.50)	(0.23)	—	(4)
9/30/2021	$7.01	0.14	1.55	1.69	(0.11)	—
9/30/2020	$8.53	0.07	(1.48)	(1.41)	(0.11)	—
9/30/2019	$8.44	0.13	0.06	0.19	(0.10)	—
Class I
9/30/2023	$5.96	0.18	1.80	1.98	(0.13)	—
9/30/2022	$8.71	0.24	(2.70)	(2.46)	(0.28)	(0.01)
9/30/2021	$7.07	0.20	1.55	1.75	(0.11)	—
9/30/2020	$8.62	0.14	(1.50)	(1.36)	(0.19)	—
9/30/2019	$8.50	0.21	0.08	0.29	(0.17)	—
Class R6
9/30/2023	$6.00	0.15	1.85	2.00	(0.13)	—
9/30/2022	$8.76	0.28	(2.75)	(2.47)	(0.28)	(0.01)
9/30/2021	$7.11	0.20	1.56	1.76	(0.11)	—
9/30/2020	$8.65	0.16	(1.51)	(1.35)	(0.19)	—
9/30/2019	$8.53	0.23	0.07	0.30	(0.18)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$7.76	33.00%	$141.6	1.35%	2.16%	1.35%	2.16%	19.23%
$5.92	(28.99)%	$137.5	1.33%	2.90%	1.33%	2.90%	23.04%
$8.66	24.41%	$216.2	1.30%	2.02%	1.31%	2.01%	34.97%
$7.04	(16.10)%	$174.2	1.33%	1.75%	1.34%	1.74%	34.39%
$8.57	3.10%	$235.9	1.35%	2.23%	1.35%	2.23%	22.09%

$7.69	32.05%	$4.4	2.10%	1.29%	2.10%	1.29%	19.23%
$5.86	(29.54)%	$5.1	2.08%	2.14%	2.08%	2.14%	23.04%
$8.59	24.01%	$10.3	1.59%	1.66%	1.60%	1.65%	34.97%
$7.01	(16.63)%	$11.1	2.08%	0.90%	2.09%	0.89%	34.39%
$8.53	2.27%	$18.0	2.10%	1.48%	2.10%	1.48%	22.09%

$7.81	33.37%	$520.8	1.12%	2.40%	1.14%	2.38%	19.23%
$5.96	(28.79)%	$457.0	1.12%	3.10%	1.14%	3.08%	23.04%
$8.71	24.71%	$1,003.8	1.12%	2.24%	1.11%	2.25%	34.97%
$7.07	(15.96)%	$834.8	1.12%	1.88%	1.14%	1.86%	34.39%
$8.62	3.41%	$1,117.7	1.12%	2.46%	1.15%	2.43%	22.09%

$7.87	33.54%	$8.7	0.97%	2.05%	1.10%	1.92%	19.23%
$6.00	(28.75)%	$21.0	0.97%	2.95%	1.08%	2.84%	23.04%
$8.76	24.74%	$68.1	0.97%	2.32%	1.06%	2.23%	34.97%
$7.11	(15.74)%	$39.1	0.97%	2.07%	1.09%	1.95%	34.39%
$8.65	3.45%	$47.6	0.97%	2.61%	1.10%	2.48%	22.09%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Equity Fund
Class A
9/30/2023	$9.45	0.25	4.41	4.66	(0.22)	—
9/30/2022	$14.01	0.45	(4.27)	(3.82)	(0.74)	—
9/30/2021	$9.33	0.14	4.69	4.83	(0.15)	—
9/30/2020	$10.22	0.07	(0.88)	(0.81)	(0.08)	—
9/30/2019	$12.10	0.15	(1.60)	(1.45)	(0.30)	(0.13)
Class C
9/30/2023	$9.09	0.13	4.27	4.40	(0.13)	—
9/30/2022	$13.49	0.33	(4.08)	(3.75)	(0.65)	—
9/30/2021	$9.03	0.10	4.54	4.64	(0.18)	—
9/30/2020	$9.94	(0.01)	(0.85)	(0.86)	(0.05)	—
9/30/2019	$11.81	0.06	(1.55)	(1.49)	(0.25)	(0.13)
Class I
9/30/2023	$9.50	0.28	4.43	4.71	(0.24)	—
9/30/2022	$14.09	0.47	(4.29)	(3.82)	(0.77)	—
9/30/2021	$9.37	0.15	4.73	4.88	(0.16)	—
9/30/2020	$10.25	0.09	(0.88)	(0.79)	(0.09)	—
9/30/2019	$12.14	0.17	(1.61)	(1.44)	(0.32)	(0.13)
Class R6
9/30/2023	$9.54	0.32	4.44	4.76	(0.25)	—
9/30/2022	$14.14	0.59	(4.40)	(3.81)	(0.79)	—
9/30/2021	$9.39	0.17	4.74	4.91	(0.16)	—
9/30/2020	$10.27	0.07	(0.86)	(0.79)	(0.09)	—
9/30/2019	$12.15	0.18	(1.61)	(1.43)	(0.32)	(0.13)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$13.89	49.42%	$ 48.9	1.36%	1.99%	1.36%	1.99%	32.77%
$ 9.45	(28.26)%	$ 37.8	1.36%	3.73%	1.36%	3.73%	38.17%
$14.01	51.91%	$ 68.0	1.32%	1.10%	1.33%	1.09%	26.16%
$ 9.33	(7.95)%	$ 35.8	1.35%	0.77%	1.36%	0.76%	39.28%
$10.22	(12.04)%	$ 43.5	1.35%	1.34%	1.35%	1.34%	22.52%

$13.36	48.26%	$ 3.0	2.11%	1.05%	2.11%	1.05%	32.77%
$ 9.09	(28.71)%	$ 3.2	2.11%	2.88%	2.11%	2.88%	38.17%
$13.49	51.52%	$ 5.3	1.49%	0.86%	1.50%	0.85%	26.16%
$ 9.03	(8.64)%	$ 4.5	2.11%	(0.06)%	2.12%	(0.07)%	39.28%
$ 9.94	(12.69)%	$ 6.9	2.10%	0.59%	2.10%	0.59%	22.52%

$13.97	49.62%	$272.9	1.15%	2.24%	1.16%	2.23%	32.77%
$ 9.50	(28.04)%	$196.2	1.15%	3.85%	1.16%	3.84%	38.17%
$14.09	52.15%	$318.0	1.12%	1.23%	1.13%	1.22%	26.16%
$ 9.37	(7.69)%	$260.8	1.15%	0.93%	1.16%	0.92%	39.28%
$10.25	(11.93)%	$414.8	1.15%	1.54%	1.15%	1.54%	22.52%

$14.05	50.05%	$ 0.5	1.00%	2.51%	1.11%	2.40%	32.77%
$ 9.54	(28.00)%	$ 0.3	1.00%	4.53%	1.10%	4.43%	38.17%
$14.14	52.39%	$ 13.5	1.00%	1.37%	1.08%	1.29%	26.16%
$ 9.39	(7.72)%	$ 10.5	1.00%	0.83%	1.12%	0.71%	39.28%
$10.27	(11.80)%	$ 20.4	1.00%	1.69%	1.10%	1.59%	22.52%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Small Cap Value Fund
Class A
9/30/2023	$10.40	0.12	2.88	3.00	(0.27)	(0.01)
9/30/2022	$13.22	0.20	(2.30)	(2.10)	(0.21)	(0.51)
9/30/2021	$8.52	0.02	4.51	4.53	0.17	—
9/30/2020	$8.58	0.15	(0.16)	(0.01)	(0.05)	—
9/30/2019	$10.27	0.05	(0.95)	(0.90)	(0.10)	(0.69)
Class I
9/30/2023	$10.52	0.17	2.89	3.06	(0.27)	(0.01)
9/30/2022	$13.34	0.19	(2.28)	(2.09)	(0.22)	(0.51)
9/30/2021	$8.58	0.09	4.50	4.59	0.17	—
9/30/2020	$8.62	0.14	(0.13)	0.01	(0.05)	—
9/30/2019	$10.27	0.07	(0.92)	(0.85)	(0.11)	(0.69)
Class R6
9/30/2023	$9.88	0.19	2.70	2.89	(0.27)	(0.01)
9/30/2022	$12.53	0.20	(2.13)	(1.93)	(0.21)	(0.51)
9/30/2021	$8.00	0.18	4.18	4.36	0.17	—
9/30/2020	$7.97	0.26	(0.18)	0.08	(0.05)	—
9/30/2019	$10.32	0.09	(1.63)	(1.54)	(0.12)	(0.69)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Amount is less than $50,000.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)		Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$13.12	29.02%		$2.3	1.15%	0.96%	2.70%	(0.59)%	30.99%
$10.40	(16.84)%		$0.7	1.15%	1.64%	4.66%	(1.87)%	160.46%
$13.22	57.55%		$0.5	1.15%	0.19%	5.78%	(4.44)%	90.71%
$ 8.52	(0.02)%	$	—(4)	1.15%	1.06%	27.37%	(25.16)%	80.65%
$ 8.58	(8.53)%	$	—(4)	1.15%	0.55%	7.18%	(5.48)%	54.30%

$13.30	29.33%		$9.4	0.90%	1.36%	2.50%	(0.24)%	30.99%
$10.52	(16.66)%		$3.1	0.90%	1.50%	4.25%	(1.85)%	160.46%
$13.34	58.09%		$1.6	0.90%	0.70%	6.66%	(5.06)%	90.71%
$ 8.58	0.10%		$0.5	0.90%	1.65%	30.12%	(27.57)%	80.65%
$ 8.62	(8.13)%		$0.5	0.90%	0.81%	4.18%	(2.47)%	54.30%

$12.49	29.66%		$0.1	0.72%	1.63%	2.45%	(0.10)%	30.99%
$ 9.88	(16.50)%		$0.1	0.72%	1.86%	3.58%	(1.00)%	160.46%
$12.53	59.25%	$	—(4)	0.72%	0.86%	6.62%	(5.04)%	90.71%
$ 8.00	1.11%	$	—(4)	0.72%	0.87%	29.17%	(27.58)%	80.65%
$ 7.97	(15.36)%	$	—(4)	0.72%	0.98%	3.16%	(1.46)%	54.30%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(2)
Brandes Core Plus Fixed Income Fund
Class A
9/30/2023	$7.98	0.27	(0.08)	0.19	(0.27)	$7.90	2.33%
9/30/2022	$9.35	0.20	(1.36)	(1.16)	(0.21)	$7.98	(12.55)%
9/30/2021	$9.52	0.18	(0.12)	0.06	(0.23)	$9.35	0.67%
9/30/2020	$9.18	0.19	0.34	0.53	(0.19)	$9.52	5.89%
9/30/2019	$8.85	0.24	0.33	0.57	(0.24)	$9.18	6.56%
Class I
9/30/2023	$8.06	0.29	(0.08)	0.21	(0.29)	$7.98	2.55%
9/30/2022	$9.43	0.23	(1.37)	(1.14)	(0.23)	$8.06	(12.25)%
9/30/2021	$9.60	0.21	(0.13)	0.08	(0.25)	$9.43	0.89%
9/30/2020	$9.26	0.22	0.33	0.55	(0.21)	$9.60	6.07%
9/30/2019	$8.92	0.26	0.34	0.60	(0.26)	$9.26	6.85%
Class R6
9/30/2023	$8.06	0.29	(0.06)	0.23	(0.31)	$7.98	2.79%
9/30/2022	$9.43	0.33	(1.37)	(1.04)	(0.33)	$8.06	(11.26)%
9/30/2021	$9.60	0.34	(0.13)	0.21	(0.38)	$9.43	2.23%
9/30/2020	$9.26	0.29	0.34	0.63	(0.29)	$9.60	6.89%
9/30/2019	$8.93	0.09	0.56	0.65	(0.32)	$9.26	7.40%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	As of August 13, 2020, the expense cap for the class changed from 0.70% to 0.50%.
(5)	As of August 13, 2020, the expense cap for the class changed from 0.50% to 0.30%.
(6)	Amount is less than $50,000.
(7)	As of August 13, 2020, the expense cap for the class changed from 0.35% to 0.30%.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net assets, end of period (millions)		Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

	$1.3	0.50%		3.34%	0.88%	2.96%	15.72%
	$0.8	0.50%		2.30%	0.86%	1.94%	25.44%
	$1.0	0.50%		1.95%	0.83%	1.62%	27.13%
	$1.2	0.68	%(4)	2.30%	0.86%	2.12%	20.59%
	$3.2	0.70%		2.72%	0.93%	2.49%	18.54%

	$65.4	0.30%		3.53%	0.66%	3.17%	15.72%
	$60.0	0.30%		2.59%	0.66%	2.23%	25.44%
	$78.1	0.30%		2.23%	0.63%	1.90%	27.13%
	$85.6	0.48	%(5)	2.41%	0.65%	2.24%	20.59%
	$83.4	0.50%		2.91%	0.73%	2.68%	18.54%

$	—(6)	0.30%		3.55%	0.64%	3.21%	15.72%
$	—(6)	0.30%		3.73%	0.30%	3.73%	25.44%
$	—(6)	0.30%		3.54%	0.30%	3.54%	27.13%
$	—(6)	0.30	%(7)	3.19%	0.30%	3.19%	20.59%
$	—(6)	0.35%		0.97%	0.35%	0.97%	18.54%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Small Cap Value Fund (the “Small Cap Value Fund”), and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011, February 1, 2012, January 2, 2018 and December 28, 2007, respectively. Prior to January 31, 2011 for the Emerging Markets Fund, February 1, 2012 for the International Small Cap and January 2, 2018 for the Small Cap Value Fund, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund, respectively.

The International Fund, Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Global Fund has three classes of shares: Class A, Class C and Class I. The Small Cap Value Fund and Core Plus Fund have three classes of shares: Class A, Class I and Class R6.

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $5 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Small Cap Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations $5 billion or less. The Core Plus Fund invests predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

A.

Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2023, the Funds did not invest in repurchase agreements.

B.

Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities changes, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of September 30, 2023.

D.

Zero Coupon Bonds. The Funds may invest without limit in so-called zero coupon bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

E.

Participatory Notes. The International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.

The International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds did not invest in any participatory notes at September 30, 2023.

F.

Investment Transactions, Dividends and Distributions. Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the investment received. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

G.

Concentration of Risk. As of September 30, 2023, the International, Global, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

H.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

I.

Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2023, the Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund did not have any securities on loan. The International Fund had securities on loan as of September 30, 2023. The market value of securities loaned is $11,915,564 and received non-cash collateral for the loans in the amounts of $12,907,987. Non-cash collateral received by a Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

J.

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.

Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2020 through 2023). As of September 30, 2023 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended September 30, 2023.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

L.

Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

M.

Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Advisor.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of September 30, 2023, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $571,168,725,

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

$20,235,120, $468,888,062 and $174,879,545 that represent 86.76%, 48.07%, 69.41% and 53.75% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable. Rights that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust). Repurchase agreements and demand notes that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The Board of Trustees has designated the Advisor as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Advisor is generally responsible for overseeing the day-to-day valuation processes and the Board of Trustees oversees the Advisor in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Advisor is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Advisor are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a summary of the level inputs used, as of September 30, 2023, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Common Stocks
Communication Services	$4,868,171	$47,053,070	$—	$51,921,241
Consumer Discretionary	1,297,112	73,762,240	—	75,059,352
Consumer Staples	6,170,624	95,567,128	—	101,737,752
Energy	—	36,289,688	—	36,289,688
Financials	8,468,940	104,778,131	—	113,247,071
Health Care	—	101,830,053	—	101,830,053
Industrials	12,758,955	29,823,600	—	42,582,555
Materials	8,049,665	23,626,610	—	31,676,275
Real Estate	10,222,193	—	—	10,222,193
Technology	—	36,326,432	—	36,326,432
Utilities	—	10,489,267	—	10,489,267

Total Common Stocks	51,835,660	559,546,219	—	611,381,879

Preferred Stocks
Energy	14,003,338	—	—	14,003,338
Health Care	—	11,622,507	—	11,622,507

Total Preferred Stocks	14,003,338	11,622,507	—	25,625,845

Short-Term Investments	15,604,367	—	—	15,604,367

Total Investments in Securities	$81,443,365	$571,168,726	$—	$652,612,091

Global Fund
Common Stocks
Communication Services	$1,397,494	$1,340,874	$—	$2,738,368
Consumer Discretionary	421,928	3,652,521	—	4,074,449
Consumer Staples	424,868	2,076,235	—	2,501,103
Energy	1,847,640	2,414,885	—	4,262,525
Financials	6,117,924	3,578,071	—	9,695,995
Health Care	5,288,672	2,252,782	—	7,541,454
Industrials	2,412,430	1,277,468	—	3,689,898
Materials	—	1,480,457	—	1,480,457
Real Estate	822,476	—	—	822,476
Technology	1,965,697	1,791,548	—	3,757,245
Utilities	—	346,229	—	346,229

Total Common Stocks	20,699,129	20,211,070	—	40,910,199

Preferred Stocks
Health Care	318,026	—	—	318,026
Technology	—	24,051	—	24,051

Total Preferred Stocks	318,026	24,051	—	342,077

Short-Term Investments	871,946	—	—	871,946

Total Investments in Securities	$21,889,101	$20,235,121	$—	$42,124,222

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Common Stocks
Communication Services	$24,776,828	$36,845,048	$—	$61,621,876
Consumer Discretionary	202,762	122,079,970	—	122,282,732
Consumer Staples	23,370,369	41,316,906	—	64,687,275
Energy	—	—	—	—
Financials	10,018,993	137,854,513	—	147,873,506
Health Care	—	8,101,095	—	8,101,095
Industrials	43,690,588	—	—	43,690,588
Materials	16,041,840	—	—	16,041,840
Real Estate	35,103,444	—	—	35,103,444
Technology	—	118,025,633	—	118,025,633
Utilities	22,326,098	12,216,606	—	34,542,704

Total Common Stocks	175,530,922	476,439,771	—	651,970,693

Preferred Stocks
Energy	16,773,684	—	—	16,773,684
Short-Term Investments	10,202,189	—	—	10,202,189

Total Investments in Securities	$202,506,795	$476,439,771	$—	$678,946,566

International Small Cap Fund
Common Stocks
Communication Services	$13,270,728	$13,881,598	$—	$27,152,326
Consumer Discretionary	12,535,360	6,964,674	—	19,500,034
Consumer Staples	22,533,683	30,335,341	—	52,869,024
Energy	1,652,455	—	—	1,652,455
Financials	19,366,243	27,328,517	—	46,694,760
Health Care	4,759,600	29,973,285	—	34,732,885
Industrials	38,778,546	40,495,135	—	79,273,681
Materials	1,344,330	16,248,781	—	17,593,111
Real Estate	20,968,978	—	—	20,968,978
Technology	—	10,095,510	—	10,095,510
Utilities	7,361,699	—	—	7,361,699

Total Common Stocks	142,571,622	175,322,841	—	317,894,463

Preferred Stocks
Health Care	7,070,458	5,747,128	—	12,817,586
Investment Companies
Financials	2,215,535	—	—	2,215,535
Short-Term Investments	821,605	—	—	821,605

Total Investments in Securities	$152,679,220	$181,069,969	$—	$333,749,189

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Small Cap Value Fund
Common Stocks
Consumer Discretionary	$533,677	$—	$—	$533,677
Consumer Staples	755,326	—	—	755,326
Energy	1,031,172	—	—	1,031,172
Financials	944,603	—	—	944,603
Health Care	1,894,052	—	1,871	1,895,923
Industrials	4,139,313	—	—	4,139,313
Materials	182,482	206,877	—	389,359
Real Estate	296,143	—	—	296,143
Technology	1,237,088	—	—	1,237,088
Utilities	177,290	—	—	177,290

Total Common Stocks	11,191,146	206,877	1,871	11,399,894

Investment Companies
Financials	270,241	—	—	270,241
Short-Term Investments	923,236	—	—	923,236

Total Investments in Securities	$12,384,623	$206,877	$1,871	$12,593,371

Core Plus Fund
Common Stocks
Consumer Discretionary	$619	$—	$—	$619
Asset Backed Securities	—	941,274	—	941,274
Corporate Bonds	—	19,874,387	—	19,874,387
Government Securities	—	39,001,364	—	39,001,364
Convertible Bonds
Technology	—	1,072,302	—	1,072,302
Foreign Issuer Bonds
Energy	—	320,554	—	320,554
Materials	—	408,967	—	408,967
Telecommunications	—	796,615	—	796,615

Total Foreign Issuer Bonds	—	1,526,136	—	1,526,136

Mortgage Backed Securities	—	2,380,168	—	2,380,168

Short-Term Investments	1,422,946	—	—	1,422,946

Total Investments in Securities	$1,423,565	$64,795,631	$—	$66,219,196

There were no Level 3 securities in the Global, International Small Cap and Core Plus Funds at the beginning or during the period presented.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in the International Fund:

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Balance As Of September 30, 2022	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance As Of September 30, 2023
Preferred stocks
Russia	$777,985	$—	$(777,985)	$—	$—	$—	$—	$—
Common Stocks
Russia	317,960	—	(317,960)	—	—	—	—	—

Total	$1,095,945	$—	$(1,095,945)	$—	$—	$—	$—	$—

The International Fund held two level 3 securities with a fair value of $0 as of September 30, 2023 that were valued using prices provided by the Fund’s investment advisor.

	Fair Value at September 30, 2023	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Preferred Stocks
Russia	$—	Market Approach	Market Discount Rate	100%
Common Stocks
Russia	—	Market Approach	Market Discount Rate	100%

The significant unobservable inputs that can be used in the fair value measurement are: Market Discount Rate. Significant decreases in Market Discount Rate would have resulted in a significantly higher fair value measurement.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in the Emerging Markets Fund:

	Balance As Of September 30, 2022	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance As Of September 30, 2023
Common Stocks
Russia	$4,843,557	$—	$(4,843,557)	$—	$—	$—	$—	$—

Total	$4,843,557	$—	$(4,843,557)	$—	$—	$—	$—	$—

The Emerging Markets Fund held five level 3 securities with a fair value of $0 as of September 30, 2023 that were valued using prices provided by the Fund’s investment advisor.

	Fair Value at September 30, 2023	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Common Stocks
Russia	$—	Market Approach	Market Discount Rate	100%

The significant unobservable inputs that can be used in the fair value measurement are: Market Discount Rate. Significant decreases in Market Discount Rate would have resulted in a significantly higher fair value measurement.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in the Small Cap Value Fund:

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Balance As Of September 30, 2022	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance As Of September 30, 2023
Common Stocks
United States	$16,917	$—	$—	$—	$(15,046)	$—	$—	$1,871

Total	$16,917	$—	$—	$—	$(15,046)	$—	$—	$1,871

The Small Cap Value Fund held one level 3 security with a fair value of $1,871 as of September 30, 2023. The valuation technique used for this security was the last observable price and the unobservable input used was management’s estimate of net liquidation value.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.75% of the first $2.5 billion of average daily net assets, 0.70% on average daily net assets from $2.5 billion to $5.0 billion, and 0.67% of the average daily net assets greater than $5.0 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $1.0 billion of average daily net assets, and 0.90% of the average daily net assets greater than $1.0 billion, of the International Small Cap Fund. The Global Fund, Small Cap Value Fund and Core Plus Fund incurred a monthly fee at the annual rate of 0.80%, 0.70% and 0.35% based upon their average daily net assets, respectively. The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2024. For the year ended September 30, 2023, the Core Plus fund had $31,197 in advisory fees waived. These waived fees are not eligible for recoupment. For the year ended September 30, 2023, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Small Cap Value Fund, and the Core Plus Fund incurred $4,470,874, $335,464, $6,489,238, $2,801,342, $49,048 and $218,375 in advisory fees, respectively.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Certain officers and trustees of the Trust are also officers of the Advisor and receive no compensation directly from the Funds for serving in their role.

The Funds are responsible for their own operating expenses. The Advisor contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 28, 2024 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class I	Class R6
International Fund	1.20%	1.95%	0.85%	0.75%
Global Fund	1.25%	2.00%	1.00%	0.82%*
Emerging Markets Fund	1.37%	2.12%	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	1.15%	1.00%
Small Cap Value Fund	1.15%	N/A	0.90%	0.72%
Core Plus Fund	0.50%	N/A	0.30%	0.30%

* This class is not active.

The Funds may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.

Any reimbursements of fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement. Under the Expense Cap Agreement that was in place during the period covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. The Trust has agreed to repay the expense reimbursement to the Advisor. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. For the year ended September 30, 2023, the Advisor waived expenses and/or reimbursed the Funds $471,697, $89,159, $138,307, $23,094, $111,993, and $192,628 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund, and Core Plus Fund, respectively. Repayment rights expire as follows:

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Year Ended September 30, 2024	Year Ended September 30, 2025	Year Ended September 30, 2026
International Fund	$311,474	$440,163	$471,697
Global Fund	78,902	96,460	89,159
Emerging Markets Fund	56,334	141,383	138,307
International Small Cap Fund	8,859	16,211	23,094
Small Cap Value Fund.	100,743	132,842	111,993
Core Plus Fund	216,372	211,363	192,628

The Advisor did not recoup any fees previously waived or reimbursed for the International Fund, Global Fund, Emerging Markets, Small Cap Value Fund and Core Plus Fund. For the year ended September 30, 2023, the Advisor recouped fees previously waived or reimbursed in the following amounts:

Fund	Class I
International Small Cap Fund	$8,878

B.

Administration Fee. The Northern Trust Company (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, each Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Funds may also reimburse the Administrator for out-of-pocket expenses incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statements of Operations.

C.

Distribution and Servicing Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution expenses is paid by the Advisor.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the year ended September 30, 2023, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the year ended September 30, 2023, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$95,616	$54,399
Global Fund	2,371	4,682
Emerging Markets Fund	347,931	37,529
International Small Cap Fund	113,362	24,497
Small Cap Value Fund	3,494	N/A
Core Plus Fund	2,053	N/A

The Funds have adopted a Shareholder Service Plan for Class C, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals, as shareholder servicing agents of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25% and 0.05% of annual net assets attributable to Class C and Class I, respectively (the “Service Fees”). For the year ended September 30, 2023, the Funds incurred the following Service Fees:

Fund	Class C	Class I
International Fund	$18,133	$231,715
Global Fund	1,561	14,199
Emerging Markets Fund	12,510	233,222
International Small Cap Fund	8,166	110,948
Small Cap Value Fund	N/A	2,656
Core Plus Fund	N/A	15,701

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the year ended September 30, 2023:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$127,042,995	$126,210,264
Global Fund	$—	$—	$7,123,865	$11,955,186
Emerging Markets Fund	$—	$—	$128,594,330	$248,991,993
International Small Cap Fund	$—	$—	$95,091,403	$98,412,672
Small Cap Value Fund	$—	$—	$8,772,857	$2,124,851
Core Plus Fund	$14,072,107	$5,723,258	$2,868,759	$3,744,031

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended 9/30/2023		Year Ended 9/30/2022		Year Ended 9/30/2023		Year Ended 9/30/2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	973	$17,054	973	$16,741	22	$557	8	$207
Class C	71	1,202	36	619	4	123	2	39
Class I	8,395	146,372	7,451	127,473	86	2,242	150	3,878
Class R6	935	16,599	624	10,716	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	55	980	105	1,651	1	29	2	49
Class C	7	124	18	283	1	14	2	43
Class I	723	12,897	1,359	21,440	51	1,295	103	2,611
Class R6	68	1,210	137	2,165	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(758)	(13,034)	(1,038)	(16,508)	(17)	(426)	(4)	(88)
Class C	(130)	(2,175)	(86)	(1,440)	(20)	(511)	(10)	(244)
Class I	(8,548)	(143,936)	(9,510)	(156,577)	(284)	(7,078)	(250)	(6,308)
Class R6	(1,116)	(19,705)	(931)	(16,089)	N/A	N/A	N/A	N/A

Net Increase/(Decrease) Resulting from Fund Share Transactions	675	$17,588	(862)	$(9,526)	(156)	$(3,755)	3	$187

	Emerging Markets Fund				International Small Cap Fund
	Year Ended 9/30/2023		Year Ended 9/30/2022		Year Ended 9/30/2023		Year Ended 9/30/2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	1,336	$9,619	2,494	$19,089	1,081	$14,379	212	$2,623
Class C	71	494	68	531	20	258	6	71
Class I	17,714	130,544	36,376	275,797	4,073	53,890	3,065	37,310
Class R6	688	4,548	1,341	11,070	17	207	119	1,554
Issued on Reinvestment of Distributions
Class A	72	560	210	1,527	54	707	290	3,485
Class C	4	28	32	233	2	27	21	243
Class I	1,087	8,575	3,640	26,704	355	4,687	1,368	16,367
Class R6	1	7	73	599	— *	6	46	582
Shares Redeemed
Class A	(6,395)	(41,430)	(4,450)	(34,006)	(1,616)	(20,479)	(1,353)	(15,415)
Class C	(369)	(2,623)	(433)	(3,257)	(144)	(1,691)	(73)	(827)
Class I	(28,880)	(206,361)	(78,555)	(578,967)	(5,544)	(68,173)	(6,351)	(76,257)
Class R6	(3,093)	(23,552)	(5,681)	(43,818)	(14)	(178)	(1,086)	(12,549)

Net Increase/(Decrease) Resulting from Fund Share Transactions	(17,764)	$(119,591)	(44,885)	$(324,498)	(1,716)	$(16,360)	(3,736)	$(42,813)

* Value calculated is less than 500 shares/dollars.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Small Cap Value Fund							Core Plus Fund
	Year Ended 9/30/2023			Year Ended 9/30/2022				Year Ended 9/30/2023		Year Ended 9/30/2022
	Shares		Amount	Shares		Amount		Shares	Amount	Shares	Amount
Shares Sold
Class A	136		$1,732	84		$1,102		91	$735	205	$1,899
Class C	N/A		N/A	N/A		N/A		N/A	N/A	N/A	N/A
Class I	519		6,692	563		7,135		2,922	24,000	2,085	17,958
Class R6	1		6	8		99		120	991	—	—
Issued on Reinvestment of Distributions
Class A	2		23	3		39		3	27	3	29
Class C	N/A		N/A	N/A		N/A		N/A	N/A	N/A	N/A
Class I	9		107	10		130		260	2,136	198	1,734
Class R6	—	*	2	—	*	—	*	1	5	— *	— *
Shares Redeemed
Class A	(31)		(383)	(55)		(703)		(19)	(156)	(220)	(1,970)
Class C	N/A		N/A	N/A		N/A		N/A	N/A	N/A	N/A
Class I	(111)		(1,477)	(404)		(4,801)		(2,423)	(19,837)	(3,129)	(27,247)
Class R6	(—	)*	(1)	—	*	—	*	(121)	(1,008)	—	—

Net Increase/(Decrease) Resulting from Fund Share Transactions	525		$6,701	209		$3,001		834	$6,893	(858)	$(7,597)

* Value calculated is less than 500 shares/dollars.

NOTE 6 – FEDERAL INCOME TAX MATTERS

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Foreign capital gains taxes”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investments”.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2023, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, and paydowns:

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Undistributed Net	Accumulated
	Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-In Capital
International Fund	$95,880	$(95,880)	$—
Global Fund	4,779	(4,779)	—
Emerging Markets Fund	756,841	(756,841)	—
International Small Cap Fund	2,377,525	(2,377,525)	—
Small Cap Value Fund	107	(107)	—
Core Plus Fund	2,936	(2,936)	—

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	International	Global
	Fund	Fund
Cost of investments for tax purposes	$656,751,358	$35,200,752

Gross tax unrealized appreciation	83,379,969	10,016,173
Gross tax unrealized depreciation	(87,637,153)	(3,095,616)

Net unrealized appreciation (depreciation) on investments and foreign currency	(4,257,184)	6,920,557
Distributable ordinary income	1,502,585	20,815
Distributable long-term capital gains	—	1,201,648

Total distributable earnings	1,502,585	1,222,463

Other accumulated gains/(losses)	(98,739,806)	—

Total accumulated earnings	$(101,494,405)	$8,143,020

	Emerging	International
	Markets	Small Cap	Small Cap	Core
	Fund	Fund	Value Fund	Plus Fund
Cost of investments for tax purposes	$822,629,697	$343,997,313	$12,531,926	$73,702,123

Gross tax unrealized appreciation	90,485,225	56,993,841	777,075	116,908
Gross tax unrealized depreciation	(235,583,422)	(67,320,260)	(715,621)	(7,599,835)

Net unrealized appreciation (depreciation) on investments and foreign currency	(145,098,197)	(10,326,419)	61,454	(7,482,927)
Distributable ordinary income	4,965,148	6,745,326	83,810	33,422
Distributable long-term capital gains	—	—	205,481	—

Total distributable earnings	4,965,148	6,745,326	289,291	33,422

Other accumulated gains/(losses)	(274,050,634)	(143,163,836)	(3,015)	(2,444,590)

Total accumulated earnings	$(414,183,683)	$(146,744,929)	$347,730	$(9,894,095)

The differences between book and tax basis distributable earnings are primarily related to passive foreign investment companies and wash sales. These differences are temporary.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The tax composition of dividends for the years ended September 30, 2023 and September 30, 2022 for the Funds, were as follows:

	Ordinary Income		Long Term Capital Gains		Return of Capital
	2023	2022	2023	2022	2023	2022
International Fund	$15,554,284	$26,061,162	$—	$—	$—	$—
Global Fund	776,169	1,162,638	570,731	1,557,411	—	—
Emerging Markets Fund	10,977,003	35,549,724	—	—	—	619,180
International Small Cap Fund	5,469,728	20,716,055	—	—	—	—
Small Cap Value Fund	133,714	148,814	—	20,801	—	—
Core Plus Fund	2,196,496	1,785,392	—	—	—	—

At September 30, 2023 the Funds had capital loss carryforwards and capital loss carryforwards utilized as indicated below:

	Indefinite	Utilized
International Fund	$(98,739,806)	$—
Global Fund	—	—
Emerging Markets Fund	(274,015,145)	—
International Small Cap Fund	(143,150,333)	—
Small Cap Value Fund	—	—
Core Plus Fund	(2,444,590)	—

NOTE 7 – OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets, International Small Cap and Small Cap Value, and 3.75% for the Core Plus Fund. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A shares redeemed. Class C shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuers were affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as these Funds held 5% or more of the outstanding voting securities of the following issuers during the year ended September 30, 2023:

International Small Cap Fund

Issuer Name	Value At September 30, 2022	Purchases	Sales Proceeds	Realized Gain/(Loss)	Unrealized Appreciation/ (Depreciation)	Value At September 30, 2023	Dividend Income
Desarrolladora Homex SAB de CV	$388,592	$—	$—	$—	$(196,136)	$192,456	$—
Urbi Desarrollos Urbanos SAB de CV	258,432	—	—	—	61,052	319,484	—

	$647,024	$—	$—	$—	$(135,084)	$511,940	$—

NOTE 9 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2023, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares in each class of the Funds as follows:

	Global Fund	International Small Cap Fund	Small Cap Value Fund
	Class I	Class A	Class I
Shares	359,387	198,744	53,146
% of Total Outstanding Shares	23.05%	5.65%	7.54%

	Core
	Plus Fund
	Class I	Class R6
Shares	2,267,683	12
% of Total Outstanding Shares	27.64%	100.00%

NOTE 10 – RISK FACTORS

Significant market disruptions, such as those caused by pandemics (e.g. Covid-19 pandemic), war (e.g. Russia’s invasion of Ukraine or war in the Middle East), natural disasters, acts of terrorism, or other events, may adversely impact global economic and market activity, and contribute to significant volatility in financial markets. Any such disruptions could have an adverse impact on the prices and liquidity of the Funds’ investments.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund (six of the funds constituting Brandes Investment Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — (continued)

September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 20, 2023

We have served as the auditor of one or more investment companies in Brandes Investment Partners LP Investment Company Complex since 2011.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the 1940 Act. This Rule requires every registered open-end management investment company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 under the 1940 Act and Form N-RN (formerly the form N-LIQUID), which generally require funds to notify the Commission when certain liquidity-related events occur.

The Trust’s Board of Trustees approved the appointment of the Advisor’s Liquidity Risk Review Committee as the administrator of the LRMP for the Funds on August 9, 2018, and the Funds’ LRMP on May 9, 2019. Pursuant to the LRMP, the Advisor manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying the portfolio holdings of each of the Funds as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Advisor utilizes a third-party provider of liquidity monitoring services.

At the Board’s regular meeting on August 10, 2023, the Trust’s Chief Compliance Officer provided a report to the Board on the operation and effectiveness of the LRMP for the period from July 1, 2022 through June 30, 2023 (the “Reporting Period”), noting that the Funds’ LRMP was adequate and effectively implemented during the Reporting Period. No significant liquidity events impacting the Funds were noted in the report, and there were no material changes to the LRMP during the Reporting Period.

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

PORTFOLIO HOLDINGS DISCLOSURE

The Trust files the Funds’ complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the fiscal year ended September 30, 2023, the percentage of taxable ordinary income distributions that are designated as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c) for each Fund were as follows:

PERCENTAGE
International Fund	2.22%
Global Fund	1.82%
Emerging Markets Fund	1.55%
International Small Cap Fund	0.90%
Small Cap Value Fund	5.07%
Core Plus Fund	95.65%

The percentage of ordinary distributions designated as short-term gain distributions under the Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended September 30, 2023 were as follows:

PERCENTAGE
International Fund	0.00%
Global Fund	0.00%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.00%
Small Cap Value Fund	100.00%
Core Plus Fund	0.00%

The distributions designated as long-term capital gain distributions for the fiscal year ended September 30, 2023 were as follows:

DISTRIBUTION
International Fund	$—
Global Fund	$570,731
Emerging Markets Fund	$—
International Small Cap Fund	$—
Small Cap Value Fund	$—
Core Plus Fund	$—

The percentage of dividend income distributed for the fiscal year ended September 30, 2023, which is designated as qualified dividend income under the Jobs and Growth Tax relief Reconciliation Act of 2003 is as follows:

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

QUALIFIED DIVIDEND INCOME
International Fund	83.91%
Global Fund	100.00%
Emerging Markets Fund	64.05%
International Small Cap Fund	39.68%
Small Cap Value Fund	56.84%
Core Plus Fund	0.00%

The percentage of dividends paid during the fiscal year ended September 30, 2023 that qualify for the corporate dividends received deduction are as follows:
PERCENTAGE
International Fund	0.00%
Global Fund	54.32%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.00%
Small Cap Value Fund	48.73%
Core Plus Fund	0.00%

For the year ended September 30, 2023, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception to the foreign taxes paid in the United Kingdom. The United Kingdom foreign taxes paid by the Fund do not qualify to be passed through to the Fund’s shareholders.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

	Gross Foreign Income
			Emerging	International
	International	Global	Markets	Small Cap
	Fund	Fund	Fund	Fund
Austria	$686,757	$59,427	$1,103,606	$386,712
Belgium	121,323	-	-	-
Bermuda	332,543	-	332,580	1,647,032
Brazil	4,120,446	-	6,023,071	182,384
Canada	-	-	-	40,237
Cayman Islands	-	25,972	2,130,329	216,753
Chile	-	1,177	1,713,258	997,861
China	-	26,235	2,757,597	-
Colombia	-	-	-	-
Czech Republic	-	-	-	-
France	4,811,326	227,820	-	256,562
Germany	1,533,274	45,003	-	30,779
Greece	-	-	-	57,874
Guernsey	-	11,863	-	-
Hong Kong	-	-	248,623	113,220
Hungary	-	-	-	318,201
India	-	-	455,325	-
Indonesia	-	-	1,382,992	-
Ireland	34,044	6,024	-	309,094
Italy	1,758,289	34,353	-	123,659
Japan	2,883,227	5,994	-	1,677,760
Jersey	590,004	28,766	-	-
Malaysia	-	17,379	306,615	67,418
Mexico	1,205,933	79,917	3,480,999	1,275,581
Netherlands	275,857	-	-	-
Pakistan	-	-	-	-
Panama	-	-	794,111	332,846
Philippines	-	-	356,886	-
Republic of Korea	1,359,202	69,357	2,222,569	243,190
Russia	-	-	-	-
Singapore	-	32,942	190,171	-
Slovenia	-	-	-	484,274
South Africa	-	-	277,176	-
Spain	-	7,448	18,881	821,560
Switzerland	1,654,721	29,453	-	163,936
Taiwan	203,218	9,074	1,762,869	-
Thailand	-	1,530	1,536,236	-
United Arab Emirates	-	-	-	-
United Kingdom	2,860,760	216,867	-	1,138,203

	$24,430,924	$936,601	$27,093,894	$10,885,136

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

	Foreign Tax Paid
			Emerging	International
	International	Global	Markets	Small Cap
	Fund	Fund	Fund	Fund
Austria	$103,013	$8,914	$165,541	$-
Belgium	18,198	-	-	-
Brazil	-	-	-	-
Canada	-	-	-	6,036
Chile	-	-	403,025	234,799
China	-	2,623	275,760	-
Colombia	-	-	-	-
Czech Republic	-	-	-	-
France	177,517	19,909	-	36,266
Germany	229,991	6,750	-	866
Greece	-	-	-	2,894
India	-	-	94,130	-
Indonesia	-	-	242,742	-
Ireland	-	-	-	-
Italy	241,830	5,153	-	18,549
Japan	288,323	599	-	166,958
Mexico	-	-	220,535	-
Netherlands	7,056	-	-	-
Panama	-	-	10,343	-
Pakistan	-	-	-	-
Philippines	-	-	89,222	-
Republic of Korea	265,907	14,691	460,352	53,502
Russia	-	-	-	-
Slovenia	-	-	-	121,068
South Africa	-	-	41,576	-
Spain	-	205	2,832	31,710
Switzerland	405,449	2,209	-	24,590
Taiwan	42,676	1,906	370,203	-
Thailand	-	153	153,624	-

	$1,779,960	$63,112	$2,529,885	$697,238

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Independent Trustees(2)

Gregory Bishop, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	7	None

Robert M. Fitzgerald 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1952)	Trustee	Since April 2008	Retired from 2002- 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Funds (10 portfolios).

Craig Wainscott, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

“Interested” Trustees(3)

Jeff Busby, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	7	None

Oliver Murray 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director - PCPM of the Advisor since 2011.	7	None

Officers of the Trust

Thomas M. Quinlan 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A

Gary Iwamura, CPA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1956)	Treasurer	Since September 1997	Retired. Consultant to Advisor January 2022 to present. Finance Director of the Advisor January 1997 through December 2021.	N/A	N/A

Roberta Loubier 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1971)	Chief Compliance Officer and Anti-Money Laundering Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)

“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

Brandes Investment Trust

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISOR

Brandes Investment Partners, L.P.
4275 Executive Square, 5th Floor
La Jolla, CA 92037
800.331.2979

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

TRANSFER AGENT

The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Small Cap Value Fund, and the Brandes Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

BRANDES INVESTMENT TRUST

BIT 09/30

ANNUAL
REPORT

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

BRANDES
INVESTMENT TRUST

For the year ended September 30, 2023

1

Brandes Separately Managed Account Reserve Trust

Dear Fellow Investor,

The net asset value of the Brandes Separately Managed Account Reserve Trust1 increased 5.39% in the year ended September 30, 2023. During the same period, the Bloomberg U.S. Aggregate Bond Index increased by 0.64%.

Interest rates continued their march higher during the period, particularly, more recently, for longer maturity bonds. In fact, the 10-year U.S. Treasury yield rose 60 bps more than did the two-year Treasury yield during the third quarter. The story continues to be the fight by the Fed (Federal Reserve) to get inflation under control.

At the Federal Open Market Committee meeting in September the Fed – as most expected – held the fed funds rate steady in what we could characterize as a hawkish pause. While the Fed held rates steady, they intimated that there is likely one more hike coming for the fed funds rate. With the release of their Summary of Economic Projections (SEP), the Fed also revised their projection of GDP growth upward for this year and next, cut their forecast of the unemployment rate for the next two years, and pushed out the expected timeline to hit their 2% inflation target until 2026. While the Fed paused rate hikes at the September meeting, nevertheless their messaging was clearly hawkish.

In our view, coming into the third quarter the market appeared to be too complacent regarding the possibility that inflation would stay stickier for longer or possibly even reaccelerate. The Fed started raising rates in March 2022 in an effort to cool the economy and tame inflation, yet since that time the resilience of a number of indicators suggests the economy remains fairly strong. These include unemployment, energy, shipping and housing costs, as well as several labor strikes that will likely feed into wage inflation.

We believe that the market has been of the mind that as inflation has been heading lower then it must continue to head lower. Market expectations for rate cuts in 2024 still seem to be more optimistic than the Fed’s own indication. We expect that the last mile of inflation reduction will likely be bumpy at best.

In the credit markets during the third quarter, both investment grade and high yield bonds posted strong returns relative to U.S. Treasury securities. Yields offered by corporate bonds are near the highest we have seen in nearly 15 years, which has led to considerable optimism about the asset class. A closer look, however, indicates that the rise in yields on corporate bonds is largely attributable to the increase in Treasury yields rather than a cheapening of overall credit spreads. The corporate market appears to be priced for perfection. Accordingly, we believe caution is warranted when allocating to the sector.

1 This Fund is used in wrap-fee programs. Fees and expenses are paid at the wrap account level rather than the Fund level.

Past performance is not a guarantee of future results.

2

Brandes Separately Managed Account Reserve Trust

Specific to the Brandes Separately Managed Account Reserve Trust, the trailing 12-month performance has been positive on both an absolute and relative basis versus the benchmark Bloomberg U.S. Aggregate Index.

Strong relative returns can be traced to a few factors including:

Underweight to Agency mortgage-backed securities (MBS). The portfolio’s underweight to agency mortgage-backed securities (MBS) aided returns as that sector posted decidedly negative returns versus U.S. Treasuries. The agency MBS market continues to grapple with the challenges of rising interest rates, elevated market volatility, and an absence of explicit support from the Fed.

Positive security selection in the following industries: information technology, telecom, services, and chemicals.

New purchases into the Fund during the twelve-month period included Transocean Inc. (8.75% coupon, maturing 2/15/30, rated B2/B), Meta Platforms Inc. (4.95% coupon, maturing 5/15/33, rated A1/AA-), Expedia Group (3.25% coupon, maturing 2/15/30, rated Baa3/BBB-) as well as additions to existing holdings in Bank of America Corp (4.45% coupon, maturing 3/3/26, rated Baa1/BBB+), and Citigroup (4.40% coupon, maturing 6/10/25, rated Baa2/BBB).

Transocean is one of the largest global offshore contract drilling services providers for oil and gas. The company has a modern fleet of rigs, including 28 ultra-deepwater floaters that drill in waters as deep as 12,000 feet and 8 harsh-environment floaters that can drill in subarctic waters like the North Sea. Top customers include Petrobras, Shell, and Chevron.

Transocean’s challenges over the past few years have been elevated capital expenditures, a looming debt maturity wall, and a depressed market for offshore drilling. However, all three challenges have largely been addressed as new drill rigs have been delivered and paid for, debt maturities are more modest, and the market for offshore drilling has materially improved. The industry supply of modern drill rigs is down 50% since 2014 and Transocean owns approximately 35% of the modern fleet. Additionally, the bond we purchased is secured by five specific drill rigs, giving us a solid measure of asset coverage in our view.

Meta entered the public bond markets for the first time in August 2022 and then came back to market in December, 2022 and May, 2023 to raise additional debt, primarily earmarked for share repurchases. Meta operates in a fast-moving and highly competitive landscape and faces additional pressures on the regulatory front. With that said, the company is the largest social networking company in the world, its balance sheet contains more cash than debt and its core businesses enjoy strong margins and generate robust cash flows. We believe the bond we purchased offered an attractive yield for what we view is a high-quality credit.

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Brandes Separately Managed Account Reserve Trust

During the period, the Fund exited full positions in Continental Resources (4.375% coupon, maturing 1/15/28, rated Baa3/BBB-) as the bond’s credit spread traded through our estimate of its fair value. Carnival Corp. (9.875% coupon, maturing 8/1/27, rated B1/BB-) as the bond’s credit spread traded through our estimate of its fair value.

As we head into the last quarter of the year, yields in the fixed income market are at levels that we have not seen since mid-2009 – nearly 14 years. There appears to be palpable excitement about fixed income among investors. We share much of this optimism. The caveat, however, is that the excess yield spread that investors receive for owning corporate bonds or mortgage-backed securities implies a market that is priced close to perfection in our view.

One of the storm clouds that the corporate bond market may have to navigate soon is the increased interest costs facing most companies as they attempt to refinance debt coming due over the next few years. Nearly 25% of investment grade and high yield corporate market bonds have less than three years until maturity. Higher yields are welcome for long-term savers and investors, but a potential burden for companies that have lived and survived for the better part of the past 15 years on near zero rates.

Our main caution, however, is that we believe it is important to remain disciplined in what one buys. Deep, measured, fundamental research is essential as we move forward in an environment where idiosyncratic risks appear to be on the rise. We believe it’s critical to be patient in adding to a portfolio: not just know what you own but why you own it.

For a considerable period now, we have attempted to tilt the strategy into what we believe is a defensive posture to mitigate some of the potential detrimental impact of rising interest rates and widening yield spreads. We believe that this remains a risk. Accordingly, the strategy continues to favor shorter-maturity corporate bonds and those that we believe exhibit strong, tangible asset coverage. While we made a modest extension to duration in the quarter, we are still managing duration approximately 10% shorter than the strategy’s benchmark. We have a meaningful allocation to U.S. Treasuries and if market uncertainty and volatility continue to cause credit fundamentals to become mispriced relative to our estimates of intrinsic value, then we will look to redeploy some of those Treasury holdings thoughtfully and effectively to take advantage of opportunities.

As we move forward, we believe prudence dictates that we continue our search for value in a measured and deliberate manner while continuing to tilt the strategy to what we believe is a relatively defensive posture.

We remain optimistic about the prospects for the Brandes Separately Managed Account Reserve Trust.

4

Brandes Separately Managed Account Reserve Trust

Sincerely yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

Agency mortgage-backed securities (MBS): An MBS issued by one of three quasi-governmental agencies: The Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). A MBS is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them.

Asset Coverage: Measures how well a company can repay its debts by selling or liquidating its assets.

Basis Point (bp): 1/100 of 1%.

Capital Expenditure: A financial outlay to acquire or upgrade physical assets such as equipment, buildings or property.

Coupon: The annual interest rate paid on a bond, expressed as a percentage of the face value, and paid from issue date until maturity.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Idiosyncratic Risk: The risk that is endemic to a particular asset and not a whole investment portfolio.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Yield Spread: The net difference between two interest-bearing instruments of varying maturities, credit ratings, issuer or risk level.

Past Performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss.

Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

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Brandes Separately Managed Account Reserve Trust

As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Bond credit ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization.

Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust Fund is distributed by ALPS Distributors, Inc.

6

Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from September 30, 2013 to September 30, 2023 with the value of such an investment in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Intermediate Credit Bond Index for the same period.

Value of $10,000 Investment vs Bloomberg U.S. Aggregate Bond

Index & Bloomberg U.S. Intermediate Credit Bond Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Separately Managed Account Reserve Trust	5.39%	0.87%	2.59%	4.11%
Bloomberg Barclays U.S. Aggregate Bond Index	0.64%	0.10%	1.13%	2.82%
Bloomberg Barclays U.S. Intermediate Credit Bond Index	3.81%	1.49%	1.97%	3.48%

(1) The inception date is October 3, 2005.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Asset Allocation as a Percentage of Total Investments as of

September 30, 2023 (Unaudited)

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Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that for this Fund, which is used in wrap-fee programs, fees and expenses are paid at the wrap account level rather than the Fund level.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the Period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this Period.

Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$985.70	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

**

No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

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Brandes Separately Managed Account Reserve Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).
**

No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2023

	Shares	Value
COMMON STOCKS – 0.00%

Home Construction – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	8,806	$3,487

TOTAL COMMON STOCKS (Cost $1,887,388)		$3,487

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 2.70%

Federal Home Loan Mortgage Corporation – 0.96%
Pool G1-8578 3.000%, 12/1/2030	$582,558	$542,328
Pool SD-8001 3.500%, 7/1/2049	679,186	592,437
Pool SD-8003 4.000%, 7/1/2049	346,974	313,213

		1,447,978

Federal National Mortgage Association – 1.74%
Pool AL9865 3.000%, 2/1/2047	564,247	474,025
Pool AS6201 3.500%, 11/1/2045	264,567	232,511
Pool BN6683 3.500%, 6/1/2049	569,054	497,881
Pool CA1624 3.000%, 4/1/2033	886,686	812,066
Pool MA3687 4.000%, 6/1/2049	670,394	605,342

		2,621,825

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $4,612,979)		$4,069,803

OTHER MORTGAGE RELATED SECURITIES – 0.00%

Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 5.824%, 10/25/2036(b)	$943	$820

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $943)		$820

US GOVERNMENTS – 21.07%

Sovereign Government – 21.07%
United States Treasury Bond
3.500%, 2/15/2039	$16,250,000	$14,037,842
3.750%, 11/15/2043	9,000,000	7,639,453
3.000%, 5/15/2047	13,250,000	9,720,635

		31,397,930

United States Treasury Note 1.625%, 5/15/2031	500,000	405,937

TOTAL US GOVERNMENTS (Cost $39,148,118)		$31,803,867

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Principal Amount	Value
CONVERTIBLE BONDS – 2.79%

Software – 2.79%
MicroStrategy, Inc. 0.000%, 2/15/2027	$6,045,000	$4,209,133

TOTAL CONVERTIBLE BONDS (Cost $4,896,370)		$4,209,133

CORPORATE BONDS – 61.29%

Asset Management – 2.59%
Charles Schwab Corp. 5.375% (U.S. Treasury Yield Curve Rate CMT 5Y + 4.971%), 6/1/2025(c)	$4,070,000	$3,910,163

Automotive – 2.68%
Ford Motor Credit Co. LLC 3.375%, 11/13/2025	1,625,000	1,507,701
2.700%, 8/10/2026	2,845,000	2,538,780

		4,046,481

Banking – 12.17%
Bank of America Corp. 4.450%, 3/3/2026	6,620,000	6,375,924
Citigroup, Inc. 4.400%, 6/10/2025	5,885,000	5,710,418
USB Capital IX 6.590% (CME Term SOFR 3M + 1.282%, minimum of 6.590%), Perpetual, 11/3/2023(c)	8,525,000	6,280,021

		18,366,363

Cable & Satellite – 0.86%
Charter Communications Operating LLC 4.908%, 7/23/2025	1,325,000	1,294,727

Commercial Support Services – 5.36%
Prime Security Services Borrower LLC 5.750%, 4/15/2026(d)	4,870,000	4,724,720
6.250%, 1/15/2028(d)	3,635,000	3,366,622

		8,091,342

Containers & Packaging – 2.07%
Mauser Packaging Solutions Holding Co. 9.250%, 4/15/2027(d)	1,540,000	1,346,091
Sealed Air Corp. 4.000%, 12/1/2027(d)	1,990,000	1,775,670

		3,121,761

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Principal Amount	Value

Electric Utilities – 3.40%
American Transmission Systems, Inc. 2.650%, 1/15/2032(d)	$2,930,000	$2,316,205
FirstEnergy Corp. 7.375%, 11/15/2031	2,580,000	2,815,440

		5,131,645

Food – 2.13%
Pilgrim’s Pride Corp. 4.250%, 4/15/2031	3,845,000	3,207,518

Health Care Facilities & Services – 3.03%
Tenet Healthcare Corp. 4.875%, 1/1/2026	4,780,000	4,579,382

Home Construction – 3.68%
PulteGroup, Inc. 5.500%, 3/1/2026	3,920,000	3,893,034
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,710,000	1,662,432

		5,555,466

Household Products – 2.25%
Coty, Inc. 5.000%, 4/15/2026(d)	3,534,000	3,394,849

Institutional Financial Services – 1.57%
Goldman Sachs Group, Inc. 3.800% (U.S. Treasury Yield Curve Rate CMT 5Y + 2.969%), 5/10/2026(c)	2,900,000	2,364,734

Internet Media & Services – 4.87%
Expedia Group, Inc. 3.800%, 2/15/2028	810,000	739,990
3.250%, 2/15/2030	1,732,000	1,464,931
Netflix, Inc. 4.375%, 11/15/2026	5,340,000	5,148,508

		7,353,429

Leisure Facilities & Services – 3.01%
Travel + Leisure Co. 6.625%, 7/31/2026(d)	4,675,000	4,548,775

Oil & Gas Producers – 4.25%
Hess Midstream Operations LP 4.250%, 2/15/2030(d)	1,940,000	1,635,882
Range Resources Corp. 4.875%, 5/15/2025	4,925,000	4,775,920

		6,411,802

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Principal Amount	Value

REIT – 1.79%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	$2,925,000	$2,697,888

Software – 3.50%
VMware, Inc. 4.500%, 5/15/2025	1,430,000	1,396,857
3.900%, 8/21/2027	4,176,000	3,890,405

		5,287,262

Telecommunications – 2.08%
Sprint Spectrum Co. LLC 5.152%, 3/20/2028(d)	1,789,200	1,757,794
T-Mobile USA, Inc. 4.750%, 2/1/2028	1,435,000	1,375,472

		3,133,266

TOTAL CORPORATE BONDS (Cost $99,156,240)		$92,496,853

FOREIGN ISSUER BONDS – 5.26%

Chemicals – 1.50%
Methanex Corp. 5.125%, 10/15/2027	$1,249,000	$1,152,169
5.250%, 12/15/2029	1,245,000	1,110,222

		2,262,391

Oil, Gas Services & Equipment – 1.05%
Transocean, Inc. 8.750%, 2/15/2030(d)	1,543,750	1,578,485

Telecommunications – 2.71%
SoftBank Group Corp. 4.750%, 9/19/2024	980,000	950,600
Telecom Italia Capital SA 6.375%, 11/15/2033	3,626,000	3,144,005

		4,094,605

TOTAL FOREIGN ISSUER BONDS (Cost $9,100,200)		$7,935,481

ASSET BACKED SECURITIES – 2.52%

Specialty Finance – 2.52%
SLM Private Credit Student Loan Trust Series 2004-B, 6.101%, (CME Term SOFR 3M + 0.692%), 9/15/2033(c)	$1,406,962	$1,369,539
SLM Private Credit Student Loan Trust Series 2005-A, 5.981%, (CME Term SOFR 3M + 0.572%), 12/15/2038(c)	966,280	935,730
SLM Private Credit Student Loan Trust Series 2006-A, 5.961%, (CME Term SOFR 3M + 0.552%), 6/15/2039(c)	1,560,223	1,503,918

TOTAL ASSET BACKED SECURITIES (Cost $3,698,823)		$3,809,187

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2023 (continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 3.53%

Money Market Funds – 3.53%
Northern Institutional Funds - Treasury Portfolio (Premier), 5.20%(e)	5,322,412	$5,322,412

TOTAL SHORT-TERM INVESTMENTS (Cost $5,322,412)		$5,322,412

Total Investments (Cost $167,823,473) – 99.16%		$149,651,043
Other Assets in Excess of Liabilities – 0.84%		1,271,066

Total Net Assets – 100.00%		$150,922,109

Percentages are stated as a percent of net assets.

SOFR Secured Overnight Financing Rate

LP Limited Partnership

REIT Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)

Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $29,142,980 which represented 19.31% of the net assets of the Fund.

(e)	The rate shown is the annualized seven day yield as of September 30, 2023.

The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.

The accompanying notes to financial statements are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2023

ASSETS
Investment in securities, at cost	$167,823,473

Investment in securities, at value	$149,651,043
Receivables:
Interest	1,697,063

Total Assets	151,348,106

LIABILITIES
Payables:
Fund shares redeemed	405,671
Overdraft payable	20,326

Total Liabilities	425,997

NET ASSETS	$150,922,109

COMPONENTS OF NET ASSETS
Paid-in Capital	$180,369,219
Total distributable earnings (loss)	(29,447,110)

Total Net Assets	$150,922,109

Net asset value, offering price and redemption proceeds per share
Net Assets	$150,922,109
Shares outstanding (unlimited shares authorized without par value)	20,344,827
Offering and redemption price	$7.42

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2023

INVESTMENT INCOME
Income
Dividend income	$131,883
Less: Foreign taxes withheld	1
Interest income	7,098,011

Total Income	7,229,895

Expenses (Note 3)
Total expenses	—

Total net expenses	—

Net investment income	7,229,895

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(2,208,647)
Net change in unrealized appreciation (depreciation) on investments	3,015,650

Net realized and unrealized gain on investments	807,003

Net increase in net assets resulting from operations	$8,036,898

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,229,895	$6,155,897
Net realized gain (loss) on investments	(2,208,647)	(112,643)
Net change in unrealized appreciation (depreciation) on investments	3,015,650	(29,818,705)

Net increase (decrease) in net assets resulting from operations	8,036,898	(23,775,451)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(7,215,374)	(6,148,231)

Decrease in net assets from distributions	(7,215,374)	(6,148,231)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	24,768,280	22,721,171
Net asset value of shares issued on reinvestment of distributions	6,802,184	5,632,534
Cost of shares redeemed	(31,266,107)	(35,093,784)

Net increase (decrease) in net assets from capital share transactions	304,357	(6,740,079)

Total increase (decrease) in net assets	1,125,881	(36,663,761)

NET ASSETS
Beginning of the Period	149,796,228	186,459,989

End of the Period	$150,922,109	$149,796,228

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.38	$8.83	$8.94	$8.73	$8.65

Total from investment operations:
Net investment income(1)	0.36	0.30	0.27	0.31	0.36
Net realized and unrealized gain/(loss) on investments	0.04	(1.45)	(0.07)	0.21	0.08

Total from investment operations	0.40	(1.15)	0.20	0.52	0.44

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.31)	(0.31)	(0.36)

Total dividends and distributions	(0.36)	(0.30)	(0.31)	(0.31)	(0.36)

Net asset value, end of period	$7.42	$7.38	$8.83	$8.94	$8.73

Total return	5.39%	(13.30%)	2.33%	6.05%	5.29%
Net assets, end of period (millions)	$150.9	$149.8	$186.5	$181.2	$177.0
Ratio of expenses to average net assets(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(2)	4.74%	3.63%	3.04%	3.52%	4.27%
Portfolio turnover rate	23.24%	28.94%	36.89%	32.24%	35.99%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)

Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

A.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2023, the Fund did not invest in repurchase agreements.

B.

Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.

Delayed Delivery Securities. The Fund may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund did not have any open commitments on delayed delivery securities as of September 30, 2023.

D.

Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified cost. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust

21

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.

Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2020 through 2023). As of September 30, 2023 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended September 30, 2023.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.

Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund has the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.

Security Valuation. Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”)

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market based yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2023.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.

The Board of Trustees has designated the Advisor as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Certain securities may

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Advisor is generally responsible for overseeing the day-to-day valuation processes and the Board of Trustees oversees the Advisor in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Advisor is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Advisor are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of September 30, 2023, involving the Fund’s assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Seperately Managed Account Reserve Trust
Common Stocks	$3,487	$—	$—	$3,487
Asset Backed Securities	—	3,809,187	—	3,809,187
Corporate Bonds	—	92,496,853	—	92,496,853
Government Securities	—	31,803,867	—	31,803,867
Convertible Bonds	—	4,209,133	—	4,209,133
Foreign Issuer Bonds	—	7,935,481	—	7,935,481
Mortgage Backed Securities	—	4,070,623	—	4,070,623
Short-Term Investments	5,322,412	—	—	5,322,412

Total Investments in Securities	$5,325,899	$144,325,144	$—	$149,651,043

There were no Level 3 securities in the Fund at the beginning or the end of the year ended September 30, 2023.

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.

B.

Administration Fee. The Northern Trust Company (the “Administrator”) acts as the administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.

Distribution Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the period ended September 30, 2023:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$22,233,064	$24,812,596	$12,167,007	$12,945,220

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2023 and September 30, 2022, was as follows (shares and dollar amounts in thousands):

	Year Ended 9/30/2023		Year Ended 9/30/2022
	Shares	Amount	Shares	Amount
Shares Sold	3,259	$24,768	2,761	$22,721
Issued on Reinvestment of Distributions	896	6,802	694	5,633
Shares Redeemed	(4,115)	(31,266)	(4,262)	(35,094)

Net Increase/(Decrease) Resulting from Fund Share Transactions	40	$304	(807)	$(6,740)

NOTE 6 – FEDERAL INCOME TAX MATTERS

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2023, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment of paydowns:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$8,761	$(8,761)	$—

As of September 30, 2023, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$167,823,473

Gross tax unrealized appreciation	146,521
Gross tax unrealized depreciation	(18,318,951)

Net unrealized appreciation (depreciation)	(18,172,430)
Distributable ordinary income	75,626
Distributable long-term capital gains	—

Total distributable earnings	75,626

Other accumulated losses	(11,350,306)

Total accumulated losses	$(29,447,110)

As of September 30, 2023, the Fund had a capital loss carryforward with an indefinite expiration in the amount of $11,350,306. During the tax year ended September 30, 2023, the Fund utilized $0 in capital loss carryforwards.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The tax compositions of dividends for the years ended September 30, 2023 and September 30, 2022 for the Fund were as follows:

Ordinary Income		Long Term Capital Gains
2023	2022	2023	2022
$7,215,374	$6,148,231	$—	$—

NOTE 7 – RISK FACTORS

Significant market disruptions, such as those caused by pandemics (e.g. Covid-19 pandemic), war (e.g. Russia’s invasion of Ukraine or war in the Middle East), natural disasters, acts of terrorism, or other events, may adversely impact global economic and market activity, and contribute to significant volatility in financial markets. Any such disruptions could have an adverse impact on the prices and liquidity of the Funds’ investments.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

28

Brandes Separately Managed Account Reserve Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes Separately Managed Account Reserve Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Separately Managed Account Reserve Trust (one of the funds constituting Brandes Investment Trust, hereafter referred to as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023 , the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 20, 2023

We have served as the auditor of one or more investment companies in the Brandes Investment Partners LP Investment Company Complex since 2011.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the 1940 Act. This Rule requires every registered open-end management investment company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 under the 1940 Act and Form N-RN (formerly the form N-LIQUID), which generally require funds to notify the Commission when certain liquidity-related events occur.

The Trust’s Board of Trustees approved the appointment of the Advisor’s Liquidity Risk Review Committee as the administrator of the LRMP for the Funds on August 9, 2018, and the Funds’ LRMP on May 9, 2019. Pursuant to the LRMP, the Advisor manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying the portfolio holdings of each of the Funds as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Advisor utilizes a third-party provider of liquidity monitoring services.

At the Board’s regular meeting on August 10, 2023, the Trust’s Chief Compliance Officer provided a report to the Board on the operation and effectiveness of the LRMP for the period from July 1, 2022 through June 30, 2023 (the “Reporting Period”), noting that the Funds’ LRMP was adequate and effectively implemented during the Reporting Period. No significant liquidity events impacting the Funds were noted in the report, and there were no material changes to the LRMP during the Reporting Period.

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

PORTFOLIO HOLDINGS DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the fiscal year ended September 30, 2023, the percentage of taxable ordinary income distributions that are designated as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c) for each Fund were as follows:

PERCENTAGE
Seperately Managed Account Reserve Trust	92.68%

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Independent Trustees(2)

Gregory Bishop, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	7	None

Robert M. Fitzgerald 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1952)	Trustee	Since April 2008	Retired from 2002- 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Funds (10 portfolios).

Craig Wainscott, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

32

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

“Interested” Trustees(3)

Jeff Busby, CFA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	7	None

Oliver Murray 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director - PCPM of the Advisor since 2011.	7	None

Officers of the Trust

Thomas M. Quinlan 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A

Gary Iwamura, CPA 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1956)	Treasurer	Since September 1997	Retired. Consultant to Advisor January 2022 to present. Finance Director of the Advisor January 1997 through December 2021.	N/A	N/A

Roberta Loubier 4275 Executive Square, 5th Floor La Jolla, CA 92037 (1971)	Chief Compliance Officer and Anti-Money Laundering Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)

“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

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Brandes Separately Managed Account Reserve Trust

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and

●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

34

ADVISOR

Brandes Investment Partners, L.P.
4275 Executive Square, 5th Floor
La Jolla, CA 92037
800.331.2979

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

TRANSFER AGENT

The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

BRANDES
INVESTMENT TRUST

BITS 09/30

(b) Not applicable.

2

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Robert Fitzgerald, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 09/30/2023	FYE 09/30/2022
Audit Fees	$263,340	$298,215
Audit-Related Fees	None	None
Tax Fees	$82,315	$79,147
All Other Fees	$4,378	$4,210

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years).

Non-Audit Related Fees	FYE 09/30/2023	FYE 09/30/2022
Registrant	None	None
Registrant’s Investment Adviser	None	None

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction. The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940 (“the Act”)) as of a date within 90 days of the filing date of this report, as required by 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the period covered by this report that materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)	Incorporated by reference to the Registrant’s Form N-CSR filed December 6, 2022.

(a)(2)	Filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There has been no change to the registrant’s independent public accountant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandes Investment Trust

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: December 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: December 1, 2023

By:	/s/ Gary Iwamura
Gary Iwamura
Treasurer and Principal Financial Officer

Date: December 1, 2023

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